                                                                     EXHIBIT 4.1

                                                                [Conformed Copy]






                          SOUTHERN NATURAL GAS COMPANY

                                       TO

                      MANUFACTURERS HANOVER TRUST COMPANY,
                                                  TRUSTEE




                                    INDENTURE

                            DATED AS OF JUNE 1, 1987

                          SOUTHERN NATURAL GAS COMPANY


                    Trust Indenture Act Cross Reference Sheet


                               Section of Act                           Section of Indenture
                               --------------                           --------------------

310(a)(1) and (2)...................................................... Secs. 6.05 and 9.09
310(a)(3) and (4)...................................................... Not Applicable
310(b)................................................................. Secs 9.08 and 9.10
310(c)................................................................. Not Applicable
311(a) and (b)......................................................... Sec. 9.13
311(c)................................................................. Not Applicable
312(a)................................................................. Secs. 7.01 and 7.02(a)
312(b)................................................................. Sec. 7.02(b)
312(c)................................................................. Section 7.02(c)
313(a)................................................................. Section 7.04(a)
313(b)(1).............................................................. Not Applicable
313(b)(2).............................................................. Sec. 7.04(b)
313(c)................................................................. Section 7.04(c)
313(d)................................................................. Section 7.04(d)
314(a)................................................................. Sec. 7.03
314(b)................................................................. Not Applicable
314(c)................................................................. Secs. 14.01 and 16.05
314(d)................................................................. Not Applicable
314(e)................................................................. Sec. 16.05
314(f)................................................................. Not Applicable
315(a)................................................................. Sec. 9.01
315(b)................................................................. Sec. 8.07
315(c) and (d)......................................................... Sec. 9.01
315(e)................................................................. Sec. 8. 08
316(a)(1).............................................................. Secs. 8.01, 8.06 and 10.04
316(a)(2).............................................................. Omitted
316(b)................................................................. Secs. 8.04 and 12.02
317(a)................................................................. Sec. 8.02
317(b)................................................................. Sec. 6.06
318(a)................................................................. Sec. 16.07



                               TABLE OF CONTENTS*

                                                                                                  Page
                                                                                                  ----

Parties  ......................................................................................    1
Recitals ......................................................................................    1


--------

* This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                                                  Page
                                                                                                  ----

                                            ARTICLE ONE.
                                            Definitions.

Section 1.01.     Certain terms defined; other terms defined in Trust Indenture Act of
                  1939 or in Securities Act of 1933 to have meanings therein assigned.........     1
                  Authenticating Agent........................................................     1
                  Board of Directors..........................................................     1
                  Business Day................................................................     1
                  Common Stock................................................................     2
                  Company.....................................................................     2
                  Eligible Obligations........................................................     2
                  Event of Default............................................................     2
                  Holder......................................................................     2
                  Indenture...................................................................     2
                  Interest....................................................................     2
                  Lien........................................................................     2
                  Liquefied Natural Gas.......................................................     2
                  Officers' Certificate.......................................................     2
                  Opinion of Counsel..........................................................     3
                  Original Issue Discount Security............................................     3
                  Outstanding.................................................................     3
                  Paying Agent................................................................     3
                  Person......................................................................     4
                  Place of Payment............................................................     4
                  Preferred Stock.............................................................     4
                  Principal Office of the Trustee.............................................     4
                  Redemption Date.............................................................     4
                  Redemption Price............................................................     4
                  Responsible Officer.........................................................     4
                  Restricted Subsidiary.......................................................     4
                  Securities..................................................................     5
                  Subsidiary..................................................................     5
                  Synthetic Fuel..............................................................     5
                  Trustee.....................................................................     5
                  Trust Indenture Act of 1939.................................................     5
                  U.S. Government Obligation..................................................     6
                  Vice President..............................................................     6
                  Yield to Maturity...........................................................     6
Section 1.02.     Meaning of words importing singular number and plural number; words used in conjunctive or disjunctive order; the terms "herein", "hereof" and
                  "hereunder"; and accounting terms...........................................     6


                                            ARTICLE TWO.

                                           Security Forms.

Section 2.01.     Forms Generally.............................................................     6

                                                                                                  Page
                                                                                                  ----

Section 2.02.     Form of Trustee's Certificate of Authentication.............................     7


                                           ARTICLE THREE.

                                           The Securities.

Section 3.01.     Amount of Securities Unlimited; Issuable in Series..........................     8
Section 3.02.     Denominations of Securities.................................................     9
Section 3.03.     Authentication and Dating...................................................     9
Section 3.04.     Execution of Securities.....................................................     10
Section 3.05.     Registration, exchange and transfer of Securities...........................     11
                  Charges upon exchange, transfer or registration of Securities...............     11
                  Restriction on transfers or exchanges at time of redemptions and certain
                  interest payments...........................................................     11
Section 3.06.     Temporary Securities........................................................     11
Section 3.07.     Mutilated, destroyed, lost or stolen Securities.............................     12
Section 3.08.     Payment of interest; interest rights reserved...............................     13
Section 3.09.     Cancellation of surrendered Securities......................................     13
Section 3.10.     Computation of Interest.....................................................     13


                                            ARTICLE FOUR.

                                      Redemption of Securities.

Section 4.01.     Applicability of Article....................................................     14
Section 4.02.     Notice of Redemption; Selection of Securities...............................     14
Section 4.03.     Payment of Securities Called for Redemption.................................     14


                                            ARTICLE FIVE.

                                           Sinking Funds.

Section 5.01.     Applicability of Article....................................................    15
Section 5.02.     Mandatory Sinking Fund Payments.............................................    15
Section 5.03.     Credits Against Mandatory Sinking Fund......................................    16
Section 5.04.     Certificates................................................................    16
Section 5.05.     Manner of Redeeming Securities for Sinking Fund.............................    17


                                            ARTICLE SIX.

                                Particular Covenants of the Company.

Section 6.01      Payment of principal of (and premium, if any) and interest on Securities....     17
Section 6.02.     Maintenance of office or agency for payment of Securities...................     17
Section 6.03.     Corporate existence.........................................................     18

                                                                                                  Page
                                                                                                  ----

Section 6.04.     Company to secure Securities ratably with certain mortgages, pledges or
                  other liens or encumbrances.................................................     23
Section 6.05.     Appointment to fill a vacancy in the office of Trustee......................     23
Section 6.06.     (a) Duties of Paying Agent..................................................     24
                  (b) Company as Paying Agent.................................................     24
                  (c) Turnover to Trustee by Paying Agent or Company..........................     24
                  (d) and (e) Holding sums in trust...........................................     24
Section 6.07.     Annual certificate..........................................................     24
Section 6.08.     Waiver of certain covenants.................................................     25


                                           ARTICLE SEVEN.

                     Holders' Lists and Reports by the Company and the Trustee.

Section 7.01      Company to furnish Trustee information as to names and
                  addresses of Holders........................................................    25
Section 7.02.     (a) Trustee to preserve information as to names and addresses of Holders....    25
                  Trustee may destroy list of Holders on certain conditions...................    25
                  (b) Trustee to make information as to name and addresses of Holders available to "applicants" or mail communications to Holders in
                      certain circumstances...................................................    25
                      Procedure if Trustee elects not to make information available to
                      "applicants"............................................................    26
                  (c) Company and Trustee not accountable for disclosure of information.......    26
Section 7.03.     (a) Annual and other reports to be filed by Company with Trustee............    26
                  (b) Additional information and reports to be filed with Trustee and
                      Securities and Exchange Commission......................................    27
                  (c) Summaries of information and reports to be transmitted by Company
                      to Holders..............................................................    27
Section 7.04.     (a) Trustee to transmit annual report to Holders............................    27
                  (b) Trustee to transmit certain further reports to Holders..................    28
                  (c) To what Holders reports are to be mailed................................    28
                  (d) Copies of reports to be filed with stock exchanges and Securities
                      and Exchange Commission.................................................    28

                                           ARTICLE EIGHT.

                      Remedies of the Trustee and Holders on Event of Default.

Section 8.01.     Events of Default defined...................................................     28
                  Acceleration of maturity upon Event of Default..............................     28
                  Waiver of default and rescission of declaration of acceleration.............     28
                  Restoration of former position and rights upon curing.......................     30
Section 8.02.     Covenant of Company to pay to Trustee whole amount due on Securities
                  on default in payment of interest or principal (or premium, if any).........     30

                                                                                                  Page
                                                                                                  ----

                  Trustee may recover judgment for whole amount due on Securities on
                  failure of Company to pay...................................................     30
                  Filing of proof of claim by Trustee in bankruptcy, reorganization,
                  arrangement, receivership or other judicial proceeding......................     31
                  Rights of action and of asserting claims may be enforced by Trustee
                  without possession of Securities............................................     32
Section 8.03.     Application of moneys collected by Trustee..................................     32
Section 8.04.     Limitations on suits by Holders.............................................     32
Section 8.05.     Remedies cumulative.........................................................     33
                  Delay or omission in exercise of rights not a waiver of default.............     33
Section 8.06.     Rights of Holders of majority in principal amount of Securities to
                  direct Trustee and to waive defaults........................................     33
Section 8.07      Trustee to give notice of defaults known to it, but may withhold in
                  certain circumstances.......................................................     34
Section 8.08      Requirements of an undertaking to pay costs in certain suits under this
                  Indenture or against the Trustee............................................     34


                                            ARTICLE NINE

                                       Concerning the Trustee

Section 9.01      Upon Event of Default occurring and continuing, Trustee shall exercise powers vested in it, and use same degree of care and skill in their
                  exercise as a prudent man would use.........................................     34
                  Trustee not relieved from liability for negligence or willful misconduct
                  except as provided in this Section..........................................     34
                  (a) Prior to Event of Default and after the curing of all Events of
                      Default which may have occurred.........................................     34
                      (1)  Trustee not liable except for performance of duties
                           specifically set forth.............................................     35
                      (2)  In absence of bad faith, Trustee may conclusively rely on certificates or opinions furnished it hereunder, subject to
                           duty to examine certain thereof....................................     35
                  (b) Trustee not liable for error of judgment made in good faith by
                      Responsible Officer unless Trustee negligent............................     35
                  (c) Trustee not liable for action or nonaction in accordance with direction
                      of Holders of majority in principal amount of Securities................     35
                  Trustee not required to incur unreasonable financial risk...................     35
Section 9.02.     Subject to provisions of Section 9.01.......................................
                  (a) Trustee may rely on documents believed genuine and properly.............     35
                  (b) Sufficient evidence by certain instruments provided for.................     35
                  (c) Trustee may act on Opinion of Counsel...................................     35
                  (d) Trustee may require indemnity from Holders..............................     36
                  (e) Trustee not liable for actions in good faith believed to be
                      authorized..............................................................     36

                                                                                                  Page
                                                                                                  ----

                  (f) Trustee not bound to make investigation into facts except under
                      certain circumstances...................................................     36
                  (g) Trustee may act by or through agents or attorneys.......................     36
Section 9.03.     Trustee or Authenticating Agent not liable for recitals herein or in
                  Securities..................................................................     36
                  No representations by Trustee as to validity of Indenture or of
                  Securities..................................................................     36
                  Trustee or Authenticating Agent not accountable for use of Securities or
                  proceeds....................................................................     36
Section 9.04.     Trustee, Authenticating Agent, Paying Agent or Security registrar may
                  own Securities..............................................................     36
Section 9.05.     Moneys received by Trustee to be held in trust without interest.............     36
Section 9.06.     Trustee entitled to compensation reimbursement and indemnity................     37
                  Obligations to Trustee to be secured by lien prior to Securities............     37
Section 9.07.     Right of Trustee to rely on Officers' Certificate where no other
                  evidence specifically prescribed............................................     37
Section 9.08.     (a)   Trustee acquiring conflicting interest to eliminate conflict or
                        resign................................................................     37
                  (b)   Notice to Holders in case of failure to comply with subsection (a)....     37
                  (c)   Definition of conflicting interest....................................     37
                  (d)   Definition of certain terms...........................................     40
                        Calculation of percentages of securities..............................     41
Section 9.09.     Requirements for eligibility of Trustee.....................................     42
Section 9.10.     (a)   Resignation of Trustee................................................     42
                  (b)   Removal of Trustee by Company or by court on Holders' application.....     42
                  (c)   Removal of Trustee by Holders of majority in principal amount of
                        Securities............................................................     43
                  (d)   Time when resignation or removal of Trustee effective.................     43
Section 9.11.     Acceptance by succession of a Trustee.......................................     43
                  Notice of succession of a Trustee...........................................     44
Section 9.12.     Successor to Trustee by merger, consolidation or succession to business.....     44
Section 9.13.     (a)   Limitations on rights of Trustee as a creditor to obtain payment of certain claims within four months prior to default or during
                        default, or to realize on property as such creditors thereafter.......     45
                  (b)   Certain creditor relationships excluded...............................     47
                  (c)   Definition of certain terms...........................................     47
Section 9.14.     Appointment of Authenticating Agent.........................................     48


                                            ARTICLE TEN.

                                       Concerning the Holders

Section 10.01.    Evidence of action by Holders...............................................     49
Section 10.02.    Proof of execution of instruments and of holding of Securities..............     49
Section 10.03.    Who may be deemed owners of Securities......................................     50

                                                                                                  Page
                                                                                                  ----

Section 10.04.    Securities owned by Company or controlled or controlling companies
                  disregarded for certain purposes............................................     50
Section 10.05.    Instruments executed by Holders bind future Holders.........................     50


                                           ARTICLE ELEVEN.

                                         Holders' Meetings.

Section 11.01.    Purposes for which meetings may be called...................................     51
Section 11.02.    Manner of calling meetings..................................................     51
Section 11.03.    Call of meetings by Company or Holders......................................     51
Section 11.04.    Who may attend and vote at meetings.........................................     51
Section 11.05.    Regulations may be made by Trustee..........................................     51
                  Conduct of the meeting......................................................     52
                  Voting rights - adjournment.................................................     52
Section 11.06.    Manner of voting at meetings and record to be kept..........................     52
Section 11.07.    Exercise of rights of Trustee and Holders not to be hindered or delayed.....     53


                                           ARTICLE TWELVE.

                                      Supplemental Indentures.

Section 12.01.    Purposes for which supplemental indentures may be entered into without
                  consent of Holders..........................................................     53
Section 12.02.    Modification of Indenture with consent of Holders of a majority in
                  principal amount of Securities..............................................     54
Section 12.03.    Effect of supplemental indentures...........................................     55
Section 12.04.    Securities may bear notation of changes by supplemental indentures..........     55
Section 12.05.    Supplemental indentures not to be in conflict with Trust Indenture Act
                  of 1939.....................................................................     55
Section 12.06.    Opinion of Counsel..........................................................     55

                                                                                                  Page
                                                                                                  ----

                                          ARTICLE THIRTEEN.

                                   Consolidation, Merger and Sale.

Section 13.01.    Consolidations and mergers of Company and conveyances permitted.............     56
Section 13.02.    Assumption of obligations of Company by successor company or transferee.....     56


                                          ARTICLE FOURTEEN.
                     Satisfaction and Discharge of Indenture; Unclaimed Moneys.

Section 14.01.    Satisfaction and discharge of Indenture.....................................     56
Section 14.02.    Application of trust moneys.................................................     57
Section 14.03.    Repayment of moneys held by Paying Agent....................................     58
Section 14.04.    Repayment of moneys held by Trustee.........................................     58


                                          ARTICLE FIFTEEN.

                                Defeasance and Convenant Defeasance.

Section 15.01     Applicability of Article; Company's option to effect defeasance or
                  convenant defeasance........................................................     58
Section 15.02.    Defeasance and discharge....................................................     58
Section 15.03.    Covenant defeasance.........................................................     58
Section 15.04.    Conditions to defeasance or covenant defeasance.............................     59
Section 15.05.    Deposited money, Eligible Obligations or U.S. Government Obligations to be
                  held in trust...............................................................     60


                                          ARTICLE SIXTEEN.

                                      Miscellaneous Provisions.

Section 16.01.    Successors and assigns of Company bound by Indenture........................     60
Section 16.02.    Acts of board, committee or officer of successor corporation valid..........     60
Section 16.03.    Required notices or demands may be served by mail...........................     60
Section 16.04.    Indenture and Securities to be construed in accordance with the laws of the
                  State of New York...........................................................     61
Section 16.05.    Officers' Certificate and Opinion of Counsel to be furnished upon
                  applications or demands by the Company......................................     61
                  Statements to be included in each certificate or opinion with respect to
                  compliance with a condition or convenant....................................     61
                  Reliance, as to legal matters and factual matters, by officers and counsel,
                  respectively................................................................     61

                                                                                                  Page
                                                                                                  ----

Section 16.06.    Provisions of the Indenture and Securities for the sole benefit of the
                  parties and the Holders.....................................................     61
Section 16.07.    Provisions required by Trust Indenture Act of 1939 to control...............     62
Section 16.08.    Indenture may be executed in counterparts...................................     62
Section 16.09.    Table of contents and headings for convenience only.........................     62
Section 16.10.    Separability Clause.........................................................     62
Section 16.11.    Legal Holidays..............................................................     62
Section 16.12.    Incorporators, stockholders, officers and directors of Company exempt from
                  individual liability........................................................     62
Acceptance of Trust  .........................................................................     62
Testimonium    ...............................................................................     63
Signatures and Seals..........................................................................     71
Acknowledgments...............................................................................     73

         INDENTURE, dated as of June 1, 1987, between SOUTHERN NATURAL GAS COMPANY a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes referred to as the "Company"), and MANUFACTURERS HANOVER TRUST COMPANY, a corporation organized and existing under the laws of the State of New York (hereinafter sometimes referred to as the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE.
                                  Definitions.

         SECTION 1.01. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meaning assigned to such terms in said Trust Indenture Act and in said Securities Act as they were in force at the date of the execution of this Indenture.

Authenticating Agent:

         The term "Authenticating Agent" shall mean any person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

Board of Directors:

         The term "Board of Directors", when used with reference to the Company, shall mean the Board of Directors of the Company or any authorized committee of such Board.

Business Day:

         The term "Business Day", when used with respect to any Place of Payment, shall mean a day which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

Common Stock:

         The term "Common Stock" shall mean stock which has no preference over any other class of stock with respect to dividends or assets, which is not redeemable at the option of the issuer thereof and with respect to which no sinking, purchase or similar fund is provided.

Company:

         The term "Company" shall mean Southern Natural Gas Company and, subject to the provisions of Article Thirteen, shall also include its successors and assigns.

Eligible Obligations:

         The term "Eligible Obligations" shall mean interest bearing obligations as a result of the deposit of which the Securities are rated in the highest generic long-term debt rating category assigned to legally defeased debt by one or more nationally recognized rating agencies.

Event of Default:

         The term "Event of Default" shall have the meaning specified in Section 8.01.

Holder:

         The terms "Holder", "Holder of Securities", "registered Holder" or other similar term shall mean the person or persons in whose name or names a particular Security shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

Indenture:

         The term "Indenture" shall mean this instrument as originally executed, or, if amended or supplemented as herein provided, as so amended or supplemented, and shall include the form and terms of particular series of Securities established as contemplated hereunder.

Interest:

         The term "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after maturity, shall mean interest payable after maturity.

Lien:

         The term "Lien" shall mean any mortgage, pledge, lien, encumbrance or other security interest which secures the payment or performance of an obligation.

Liquified Natural Gas:

         The term "Liquified Natural Gas" shall mean natural gas converted to a liquid form and which subject to regasification.

Officers' Certificate:

         The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the

Board, the President or any Vice President and by the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Company. Each such certificate shall include the statements provided for in Section 16.05, if and to the extent required by the provisions thereof.

Opinion of Counsel:

         The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel who may be an employee of or of counsel to the Company or who may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 16.05, if and to the extent required by the provisions thereof.

Original Issue Discount Security:

         The term "Original Issue Discount Security" shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 8.01.

Outstanding:

         The term "Outstanding", when used with reference to Securities shall subject to the provisions of Section 10.04, mean as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture except:

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, paid or redeemed or for the payment or for the redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent), provided that if such Securities or portions thereof are to be redeemed, notice of such redemption shall have been given as in Article Four provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 3.07, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such securities are valid obligations of the Company.

         In determining whether the Holders of the requisite principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 8.01.

Paying Agent:

         The term "Paying Agent" shall mean any person authorized by the Company to pay the principal of and premium, if any, or interest on any Securities on behalf of the Company.

Person:

         The term "person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Place of Payment:

         The term "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and premium if any, and interest on the Securities of that series are payable as specified as contemplated by Section 3.01.

Preferred Stock:

         The term "Preferred Stock" shall mean capital stock of any class other than Common Stock.

Principal Office of the Trustee:

         The term "Principal Office of the Trustee", or other similar term, shall mean the principal office of the Trustee in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be administered.

Redemption Date:

         The term "Redemption Date", when used with respect to any Security to be redeemed, shall mean the date fixed for such redemption pursuant to this Indenture

Redemption Price:

         The term "Redemption Price", when used with respect to any Security to be redeemed, shall mean the price at which it is to be redeemed pursuant to this Indenture

Responsible Officer:

         The term "Responsible Officer", when used with respect to the Trustee, shall mean the chairman of the board of directors, any vice-chairman of the board of directors, the president, the chairman of the executive committee, the chairman of the trust committee, any Vice President, any assistant vice president, the secretary, any assistant secretary, the treasurer, any trust officer any assistant trust officer, and any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively. or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

Restricted Subsidiary:

         The term "Restricted Subsidiary" shall mean an operating Subsidiary (i) substantially all of the business of which is carried on, in the continental United States, (ii) the primary business of which consists of the acquisition, owning, holding, development or operation of assets or properties (directly, and not through ownership of capital stock of, or partnership, association or other participation in, other persons, whether corporations, partnerships, unincorporated associations, joint ventures or other separate entities) for the exploration for, or purchase, development, storage, conservation, processing, production or transmission of, natural gas, oil or other hydrocarbons or reserves thereof, and
(iii) all of the shares of capital stock of which at the time outstanding, other than director's qualifying shares, if any, are owned directly or indirectly by the Company or by one or more of its other Restricted Subsidiaries; provided, however, that once a Subsidiary shall have become a Restricted Subsidiary, as such term is defined above, it shall be deemed to remain a Restricted Subsidiary for all purposes of this Indenture even if less than all such shares of capital stock are so owned so long as at least a majority of the outstanding shares of its capital stock having by the terms thereof ordinary voting power to elect a majority of its Board of Directors (irrespective of whether at the time stock of any other class or classes of such corporation, association or business trust shall have, or might have, voting power by reason of the happening of any contingency) is owned directly or indirectly by the Company of by one of more of its other Restricted Subsidiaries or by the Company in conjunction with one or more of its other Restricted Subsidiaries.

Securities:

         The term "Securities" shall have the meaning stated in the first recital of this Indenture and more particularly shall mean any Securities authenticated and delivered under this Indenture.

Subsidiary:

         The term "Subsidiary" shall mean a corporation, association or business trust more than 50% of the outstanding shares of capital stock of which having by the terms thereof ordinary voting power to elect a majority of its Board of Directors (irrespective of whether at the time stock of any other class or classes of such corporation, association or business trust shall have, or might have, voting power by reason of the happening of any contingency) is owned directly or indirectly by the Company or by one or more of its other Subsidiaries or by the Company in conjunction with one or more of its other Subsidiaries.

Synthetic Fuel:

         The term "Synthetic Fuel" shall mean gas, liquid fuels and related by-products produced by the conversion of coal, oil, naphtha, oil, shale, or any other substance, but shall not include gas produced by regasification of Liquified Natural Gas.

Trustee:

         The term "Trustee" shall mean Manufacturers Hanover Trust Company until a successor trustee shall have become such pursuant to the provisions of Article Nine hereof, and thereafter "Trustee" shall mean or include each person who is then a Trustee hereunder, and if at any time there is more than one such person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

Trust Indenture Act of 1939:

         The term "Trust Indenture Act of 1939" shall, subject to the provisions of Section 12.05, mean the Trust Indenture Act of 1939 as it was in force at the date of execution of this Indenture.

U.S. Government Obligation:

         The term "U.S. Government Obligation" shall mean (i) a direct obligation of, or an obligation the principal of and interest on which are fully guaranteed by, the United States of America (provided that such obligation is not callable or redeemable at the option of the issuer thereof), or (ii) a depository receipt issued by a bank or trust company as custodian with respect to any U.S. Government Obligation described in clause (i) or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt, or (iii) a security that is backed by any U.S. Government Obligation described in clause (i) as collateral under an arrangement by which the principal and interest payments on the collateral generally flow directly through to the holder of the security.

Vice President:

         The term "Vice President" shall mean any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Yield to Maturity:

         The term "Yield to Maturity" shall mean the yield to maturity, calculated at the time of issuance of a series of Securities or, if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.

         SECTION 1.02. Unless herein otherwise provided, or unless the context shall otherwise require, words importing the singular number shall include the plural number and vice versa: words or phrases employed in the conjunctive order shall be construed as employed also in the disjunctive order, and vice versa: the terms "herein", "hereof" and "hereunder", or other similar terms, refer to this Indenture as a whole and not only to the particular sentence, paragraph or
Section in which any such terms may be employed: all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" shall mean such accounting principles as are generally accepted at the date of the execution of this Indenture.

                                  ARTICLE TWO.
                                 Security Forms

         SECTION 2.01. The Securities of each series shall be in substantially the form as shall be established by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

         The definitive Securities shall be engraved or lithographed or printed with engraved borders or may be produced in any other manner, all as determined by the officers executing such

Securities, as evidenced by their execution of such Securities.

         SECTION 2.02. The Trustee's Certificate of Authentication on all Securities shall be in substantially the following form:

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                     MANUFACTURERS HANOVER
                                        TRUST COMPANY
                                                  as Trustee

                                     By
                                       ---------------------------------

                                              Authorized Officer

                                 ARTICLE THREE.

                                 The Securities.

         SECTION 3.01. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of Directors or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities):

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.05, 3.06, 3.07, 4.03 or 12.04);

                  (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable;

                  (4) the rate or rates (which may be fixed or variable). or the method by which such rate or rates shall be determined, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

                  (5) the place or places where the principal of, and premium, if any, and any interest on Securities of the series shall be payable:

                  (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise:

                  (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous to provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation:

                  (8) if other than denominations of $1,000 and any integral thereof, the denominations in which Securities of the series shall be issuable;

                  (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
         Section 8.01 or provable in bankruptcy pursuant to Section 8.02:

                  (10) if other than the currency of the United States of America, the currency or currencies, including composite currencies, in which payment of the principal of and premium, if any, and interest on the Securities of the series shall be payable;

                  (11) if the amount of payments of principal of and premium, if any, or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined:

                  (12) the application, if any, of either or both of Sections
         15.02 or 15.03 to the Securities of the series;

                  (13) any Events of Default with respect to Securities of the series, if not set forth herein;

                  (14) any other covenant or warranty included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series, or any other covenant or warranty included for the benefit of Securities of the series in lieu of any covenant or warranty included in this Indenture for the benefit of Securities of all series, or any provision that any covenant or warranty included in this Indenture for the benefit of Securities of all series shall not be for the benefit of Securities of the series, or any combination of such covenants, warranties or provisions; and

                  (15) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).


         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

         SECTION 3.02. The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

         SECTION 3.03. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication. Except as otherwise provided in this Article Three, the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Company, signed by the Chairman of the Board, the President or any Vice President and by the Treasurer or any Assistant Treasurer. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive at the time of the initial delivery by the Company of Securities of such series to the Trustee for authentication, and (subject to Section 9.01) shall be fully protected in relying upon:

                  (1) a copy of any resolution or resolutions of the Board of Directors relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company;

                  (2) an executed supplemental indenture, if any;

                  (3) an Officers' Certificate; and

                  (4) an Opinion of Counsel prepared in accordance with Section
         16.05 which shall also state

                           (a) that the form of such Securities has been
                  established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by
                  Section 2.01 in conformity with the provisions of this Indenture;

                           (b) that the terms of such Securities have been
                  established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by
                  Section 3.01 in conformity with the provisions of this Indenture;

                           (c) that such Securities, when authenticated and
                  delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights, to general equity principles and to such other qualifications as such counsel shall conclude do not materially affect the rights of the Holders of such Securities; and

                           (d) that authentication and delivery of the
                  Securities by the Trustee will not violate the terms of this Indenture.

                           (e) that execution and delivery of the Securities by
                  the Company will not, to the best of such counsel's knowledge, violate any order, rule or regulation applicable to the Company of any country or of any Federal or State regulatory body or administrative agency or other governmental body having jurisdiction over the Company o over its properties (other than in connection or in compliance with the provisions of the securities or Blue Sky laws of any State).

         The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its Board of Directors or trustees, executive committee, or a trust committee of directors or trustees and/or Vice Presidents shall determine that such action would expose the Trustee to personal liability to existing Holders.

         Each Security shall be dated the date of its authentication.

         SECTION 3.04. The Securities shall be signed on behalf of the Company by the manual or facsimile signature of its Chairman of the Board, its President or one of its Vice Presidents under its corporate seal, attested by its Secretary or one of its Assistant Secretaries by his manual or facsimile signature. Such signatures may be the manual or facsimile signatures of the present or any future such officers and may be imprinted or otherwise reproduced on the Securities. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Only such Securities as shall bear thereon a certificate of authentication substantially in the form set forth in Section 2.02, executed by the

Trustee by manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Company; and any Security may be signed, by manual or facsimile signature, on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of such Security any such person was not such officer.

         SECTION 3.05. At the option of the Holder, Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. The Securities to be exchanged shall be surrendered at the office or agency to be maintained by the Company in accordance with the provisions of Section 6.02 for Securities of such series, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Security or Securities which the Holder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

         The Company shall keep, at the Principal Office of the Trustee (which is hereby appointed registrar of the Company for such purpose), a register for each series of Securities issued hereunder in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities as in this Article Three provided. Upon due presentation for registration of transfer of any Security of any series at the office or agency to be maintained by the Company in accordance with the provisions of Section 6.02 for Securities of such series, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series for an equal aggregate principal amount, and no transfer of any Security shall be valid unless made at such office.

         All Securities presented or surrendered for transfer, exchange or payment shall (if so required by the Company or by the Trustee) be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company and the Trustee, duly executed by the registered Holder or by his attorney duly authorized in writing.

         No service charge shall be made for any exchange or transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, other than exchanges pursuant to Section 3.06, 4.03 or 12.04 not involving any transfer.

         The Company shall not be required to make transfers or exchanges of (a) any Securities of any series for a period of I5 days next preceding any selection of Securities of that series to be redeemed or (b) any Securities selected, called or being called for redemption except, in the case of any Security to be redeemed in pan, the portion thereof not so to be redeemed.

         SECTION 3.06. Pending the preparation of definitive Securities of any series, the Company may execute and the Trustee shall authenticate and deliver temporary Securities

(printed, typewritten, lithographed or otherwise produced) in any authorized denomination and substantially of the tenor of the definitive Securities in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be approved by the Chairman of the Board, or a Vice President of the Company authorized by the Board of Directors to execute the same, such approval to be conclusively evidenced by his execution thereof. Temporary Securities may contain such reference to any provisions of the Indenture as may be appropriate. Every such temporary Security shall be executed by the Company and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unnecessary delay the Company will execute and deliver to the Trustee definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor without expense to the Holders, at the office or agency of the Company designated pursuant to Section 6.02 for Securities of such series, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal Aggregate principal amount of definitive Securities. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

         SECTION 3.07. In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company in the case of any mutilated Security shall, and in the case of any destroyed, lost or stolen Security in its discretion may, execute, and upon request by the Company the Trustee shall authenticate and deliver, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen, or, if any such Security shall have matured or shall be about to mature, instead of issuing a substituted Security, the Company may pay the same (without surrender thereof, except in the case of a mutilated Security). In every case the applicant for a substituted Security or for such payment shall furnish to the Company and to the Trustee and to any and all Paying Agents of the Company such Security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof. The written request or authorization of the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company shall be complete authority to the Trustee for the authentication of any such substituted Security and for the delivery of the same and to the Trustee and any Paying Agent of the Company for the making of any such payment. Neither the Trustee nor any such Paying Agent shall incur any liability to anyone by reason of anything done or omitted to be done by it in good faith and without negligence under the provisions of this Section 3.07. Upon the issue of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and in addition a further sum not exceeding Two Dollars for each Security so issued in substitution.

         Every substituted Security issued pursuant to the provisions of this
Section 3.07 in substitution for any destroyed, lost or stolen Security shall constitute an additional contractual obligation of the Company, whether or not the destroyed lost or stolen Security shall be enforceable by anyone at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         All Securities shall be held and owned upon the express condition that the provisions of this. Section 3.07 are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 3.08. The Holder of a Security of any series at the close of business on any record date with respect to any interest payment date for Securities of that series shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Security upon any transfer or exchange subsequent to such record date and prior to such interest payment date; provided, however, that if and to the extent the Company shall default in the payment of interest due on such interest payment date, such defaulted interest shall be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

         (a) The Company may make payment of any defaulted interest to the Holder on a subsequent record date established by notice given by mail by or on behalf of the Company to Holders of Securities of such series not less than I5 days preceding such subsequent record date, such record date to be not less than ten days preceding the date of payment of such defaulted interest

         (b) The Company may make payment of any defaulted interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         SECTION 3.09. All Securities surrendered for the purpose of payment, redemption, exchange or transfer or delivered in satisfaction in whole or in part of any sinking fund obligation, shall, if surrendered to the Company or any Paying Agent, be delivered to the Trustee for cancellation, or if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu of any Securities so surrendered or delivered except as expressly permitted by any of the provisions of this Indenture. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Trustee shall destroy cancelled Securities and deliver a certificate of destruction thereof to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

         SECTION 3.10. Except as otherwise specified as contemplated by Section
3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.

                                  ARTICLE FOUR.
                            Redemption of Securities.

         SECTION 4.01. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

         SECTION 4.02. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a Redemption Date and it, or, at its request, the Trustee in the name of and at the expense of the Company, shall mail, or cause to be mailed, a notice of such redemption at least 30 and not more than 60 days prior to the Redemption Date to the Holders of Securities of such series so to be redeemed as a whole or in part at their last addresses as the same appear on the Security register for such series. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

         Each such notice of redemption shall be given in the name of the Company and shall specify the Redemption Date, the Redemption Price, the Place of Payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after the Redemption Date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of a series are to be redeemed, the notice to the Holders of the Securities of such series to be redeemed shall identify the Securities to be redeemed. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security, a new Security or Securities of that series in aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Holder.

         On or prior to the Redemption Date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust, as provided in Section 6.06) an amount of money sufficient to redeem on the Redemption Date all the Securities or portions thereof so called for redemption at the appropriate Redemption Price, together with accrued interest to the Redemption Date.

         If less than all the Securities of a series are to be redeemed the Company shall give the Trustee notice, at least 45 days (or such shorter period acceptable to the Trustee) in advance of the Redemption Date, as to the aggregate principal amount of Securities of such series to be redeemed and thereupon the Trustee shall select, by such method as it shall deem fair and appropriate the Securities of such series or portions thereof (in integral multiples of $1,000, except as otherwise set forth in the applicable form of Security) to be redeemed, and shall as promptly as practicable notify the Company in writing of the numbers of the Securities of such series or portions thereof so selected.

         SECTION 4.03. If notice of redemption has been given as provided in
Section 4.02 or Section 5.05, the Securities or portions of Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price, together with interest accrued to the Redemption Date, and on and after such Redemption Date (unless the Company shall default in the payment of such Securities or portions thereof at the Redemption Price, together with interest accrued to such Redemption Date) interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities at the Place of Payment in said notice specified, such Securities, or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with interest accrued thereon to the Redemption Date; provided. however, that installments of interest becoming due on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more previous Securities evidencing all or a portion of the same debt as that evidenced by such particular Securities, registered as such at the close of business on the relevant record dates according to their terms and the provisions of Section 3.08.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         Upon presentation and surrender of any Securities redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of such series, of authorized denominations, in aggregate principal amount equal to the unredeemed portion of the Security so presented and surrendered.

                                  ARTICLE FIVE.
                                  Sinking Funds

         SECTION 5.01. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment".

         SECTION 5.02. Neither the Trustee nor any Paying Agent shall redeem or purchase any Securities of a series with sinking fund moneys or mail any notice of redemption of such Securities by operation of the sinking fund during the continuance of any default in payment of interest on such Securities when due or of any Event of Default with respect to such Securities, except that if the notice of redemption of any such Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee or any Paying Agent shall redeem such Securities if cash sufficient for that purpose shall be deposited with, or segregated by, it for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for any such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of Securities of the applicable series; provided, however, that in case such default or Event of Default shall have been cured or waived as provided herein, such moneys shall thereafter be applied not later than the next sinking fund payment date for Securities of the applicable series on which such moneys may be applied pursuant to the provisions of this Article.

         Any and all sinking fund moneys with respect to the Securities of any particular series held by the Trustee or any Paying Agent on the maturity date with respect to Securities of such series and not held for the payment or redemption of particular Securities, shall be applied by the Trustee or such Paying Agent, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of that series at maturity; provided, however, that if such moneys held by the Trustee or held or segregated in trust by such Paying Agent are greater than are necessary for such purpose, the excess thereof shall be paid promptly to the Company after such date or need no longer be segregated and held in trust by the Company, as the case may be.

         SECTION 5.03. In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may (a) deliver to the Trustee for cancellation Outstanding Securities of that series theretofore purchased or otherwise acquired by the Company or (b) take credit for the principal amount of any Securities of that series or portions thereof which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

         SECTION 5.04. Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company shall-deliver to the Trustee:

         1. Certificates (which need not be Officers' Certificates) stating:

                  (i) the manner in which the Company will fulfill its mandatory sinking fund obligation for such series under this Article Five for such period;

                  (ii)the amount of cash, if any, which the Company will pay to the Trustee prior to or not later than the opening of business on the applicable sinking fund payment date for such series;

                  (iii) the principal amount of Securities of that series, if any, which the Company will surrender to the Trustee for cancellation in lieu of the payment of cash, and that such Securities have not theretofore been made the basis for the reduction of a mandatory sinking fund payment;

                  (iv) the principal amount of any Securities for which credit is claimed pursuant to clause (b) of Section 5.03, together with such facts as shall demonstrate that the Company is entitled to such credit; and

                  (v) whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay.

         2. The Securities, if any, referred to in clause (iii) above.

         In case of a failure by the Company, on or before the time provided above, to deliver such certificates and the Outstanding Securities, if any, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment, and the Company shall not be permitted to deliver or credit Securities as provided in Section
5.03 or make any optional sinking fund payment, if any, with respect to such series.

         SECTION 5.05. The Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner provided in Section 4.02 and notice thereof shall be given by the Trustee to the Company, and the Company hereby irrevocably authorizes the Trustee, in the name of and at the expense of the Company, to give notice on behalf of the Company of the redemption of such Securities, all in the manner and with the effect provided in Section 4.02, except that, in addition to the matters required to be included in such notice by Section 4.02, such notice shall also state that the Securities therein designated for redemption are to be redeemed through operation of the sinking fund. Provided the Company shall not default in payment of the sinking fund obligation, such Securities shall be so redeemed and paid in accordance with such notice in the manner and with the effect provided in Section 4.03.

         Notwithstanding the foregoing, if at any time the amount of cash to be paid into the sinking fund on the next succeeding sinking fund payment date with respect to the Securities of any particular series together with any unused balance of any preceding sinking fund payment or payments with respect to the Securities of such series shall not exceed in the aggregate $50,000, the Trustee, unless requested by the Company, shall not give notice of the redemption of Securities of such series through the operation of the sinking fund on the next succeeding sinking fund payment date. Such unused balance of moneys deposited in the sinking fund shall be added to the sinking fund payment to be made in cash on the next succeeding sinking fund payment date.


                                  ARTICLE SIX.
                      Particular Covenants of the Company.

         SECTION 6.01. The Company will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Securities of any series at the time and place and in the manner provided in that series of Securities and in this Indenture. The interest on the Securities shall be payable without presentation of the Securities and (subject to the provisions of Section 3.08) only to or upon the written order of the registered Holders thereof. As a condition precedent to the payment of any installment of interest on a Security, the Company may require the registered Holder of such Security to furnish such evidence as will enable the Company to determine whether it is required by law to deduct or to retain any tax or taxes from the interest so payable.

         SECTION 6.02. So long as any of the Securities of a series remain Outstanding, the Company will maintain an office or agency in each Place of Payment for Securities of that series where the Securities of that series may be presented for transfer and exchange as in this Indenture provided, where notices and demands to or upon the Company in respect of the Securities of that series or of this Indenture may be served and where the Securities of that series may be presented for payment; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security register of that series. Unless otherwise specified as contemplated by the provisions of Section
3.01 with respect to the Securities of any series, such office or agency shall be the Principal Office of the Trustee. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of the location thereof in the event that such office or agency shall not be the Principal Office of the Trustee. In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location thereof or of any change in the location thereof, presentations and demands may be made and notices may be served at the Principal Office of the Trustee. Neither any agent of the Company maintaining such office or agency nor the Trustee shall be under any duty with respect to any such presentation, demand or notice, except to mail the same, postage prepaid, to the Company, at such address as may have been furnished to it by the Company, or if no such address shall have been furnished, to the Company at P.O. Box 2563, Birmingham, Alabama 35202.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and or any change in the location of any such office or agency.

         Section 6.03 Except as hereinafter in this Section 6.03 expressly permitted and as permitted by Section 13.01, so long as any of the Securities of any series remain Outstanding, the Company will not at any time directly or indirectly create, assume or suffer to exists, and will not cause, suffer or permit any Restricted Subsidiary to create, assume or suffer to exist otherwise than in favor of the Company or another Restricted Subsidiary, any Lien upon any of its properties or assets, real personal or mixed, whether owned at the date of this Indenture or thereafter acquired, or of or upon or in any income or profits therefrom without making effective provision, and the Company covenants that in any such case it will make or cause to be made effective provision, and the Company convenants that in any such case it will make or cause us to be made effective provision, whereby the Securities then Outstanding and any other indebtedness of the Company then entitled thereto shall be secured by such Lien equally and ratably with any and all other obligations and indebtedness thereby secured, so long as any such other obligations or indebtedness shall be so secured.

         Nothing in this Section 6.03 shall be construed to prevent he Company or any Restricted Subsidiary from creating assuming or suffering to exist Liens of the following character, to all of which the provisions of the first paragraph of this Section 6.03 shall not be applicable:

              (a) Any purchase money mortgage or purchase money security interest created to secure all or part of the purchase price of any property (or to secure a loan made to enable the Company or any Restricted Subsidiary to acquire the property described in such mortgage or in any applicable security agreement), provided that such mortgage or security interest shall extend only to the property so acquired, fixed improvements thereon, replacements thereof and the income and profits therefrom;

              (b) Any Lien existing on any property at the time of the acquisition thereof, whether or not assumed by the Company or any Restricted Subsidiary, provided that such Lien shall extend only to the property so acquired, fixed improvements thereon, replacements thereof and the income and profits therefrom;

              (c) Any Lien on any property acquired or constructed by the Company or a Restricted Subsidiary, and created not later than twelve months after (i) such acquisition or completion of such construction or
         (ii) commencement of operation of such property, whichever is later; provided that such Lien shall extend only to the property so acquired or constructed, fixed improvements thereon, replacements thereof and income and profits therefrom;

              (d) Any Lien on the properties or assets, real personal or mixed of a Restricted Subsidiary, or of or upon or in any income or profits therefrom which is outstanding at the time such Restricted Subsidiary becomes a Restricted Subsidiary;

              (e) Any Lien not otherwise permitted under this Section 6.03, of or upon or in any of its properties or assets, real, personal or mixed, or of or upon or in any income or profits therefrom created by the Company or a Restricted Subsidiary for the purpose or securing funded indebtedness of the Company and/or such Restricted Subsidiary, provided that the aggregate amount of all funded indebtedness of the Company and Restricted Subsidiaries secured by Liens permitted by subdivision (d) above and this subdivisions (e) shall not exceed an amount equal to 15% of the consolidated net tangible assets of the Company and its Restricted Subsidiaries.

                  For the purposes of this Section 6.03(e), (a) the term "consolidated net tangible assets) shall mean the total assets appearing on a consolidated balance sheet of the Company and its Restricted Subsidiaries less the following:

                           (1) intangible assets, such as organization costs and franchise costs as recorded in the plant account and unamortized debt discount expense and other intangible deferred debts (excluding, however, an prepaid expenses or deferred charges which would be treated as current assets in accordance with generally accepted accounting principles);

                           (2) all current and accrued liabilities (other than consolidated funded indebtedness) and deferred credits (other than deferred credits resulting from gains on reacquisition of debt and deferred investment tax credits);

                           (3) all reserves (other than reserves for the retirement of intangible assets and reserves for deferred credits (other than deferred credits resulting from gains on reacquisition of debt and deferred investment tax credits);

                           (4) all assets held under any lease the rent under which is capitalized by the Company of any of its Restricted Subsidiaries; and

                           (5) all advance payments for gas which the Federal Energy Regulatory Commission or any successor agency having jurisdiction (the "FERC") has ruled are not recoverable by amortization to cost of service and which are recoverable in cash and prepayments for gas which the FERC has ruled are not includable in the Company's cost of service for rate making purposes and which are not recoverable in gas, cash or other form of equivalent value;

                  (b) the term "indebtedness" shall mean all items of indebtedness which would be included in determining the total liabilities as show on the liability side of a balance sheet as of which indebtedness is to be determined, and shall include indebtedness secured by any Lien on any properties or assets owned and subject thereto whether or not the indebtedness secured thereby shall have been assumed, and shall also include direct guarantees of indebtedness (as defined above) of others, provided that the term "indebtedness" of any person shall not include (i) any indebtedness evidence of which is held in treasury (but the subsequent resale for such indebtedness hall be deemed to constitute the creating such indebtedness) in the necessary amount to pay, redeem or satisfy such indebtedness, or (iii) any amount (whether or not included in determining total liabilities as shown on the liability side of a balance sheet in accordance with generally accepted accounting principles) representing capitalized rent under any lease or (iv) any indirect guarantees or other contingent obligations in respect of indebtedness of other persons, including agreements, contingent or otherwise, with such other persons or with third persons with respect to, or to permit or assure the payment of, obligations of such other persons, including without limitation, agreements to purchase or repurchase obligations of such other persons, including, without limitation, agreements to purchase or repurchase obligations of such other persons, to advance or supply funds to, or to invest in, such other persons, to advance or supply funds to, or to invest in, such other persons, or to pay for property, products or services of such other persons (whether or not conveyed, delivered or rendered); demand charge contracts, through-put, take-or-pay, keep-well, make-whole or maintenance of working capital or similar agreements; or guarantees with respect to rental or other similar periodic payments to be made by such other persons, including, but without limiting the generality of foregoing, agreements such as the Guaranty agreement dated as of June 1, 1968, as amended between Boise Cascade Corporation, the Company and Parish of Beauregard, Louisiana, or any similar arrangement; (c) the term "funded indebtedness" shall mean any indebtedness maturing by its terms more than one year from the date of determination, including any indebtedness renewable or extendible at the option of the obligor to a date later than one year from such date of determination; and (d) the term "consolidated funded indebtedness" shall mean the total funded indebtedness appearing on a consolidated balance sheet of the Company and its Restricted Subsidiaries, provided that there shall be included in consolidated funded indebtedness an amount equal to the par value or voluntary liquidation value, whichever is higher, of outstanding Preferred Stock (not owned by the Company or a Restricted Subsidiary) of any Restricted Subsidiary; all after giving appropriate effect to minority interests and as determined and prepared in accordance with generally accepted accounting principles in effect on the date of the determination thereof.

                             (f) Any Lien created or assumed by the Company or a
                        Restricted Subsidiary on any contract for the sale of any product or service or any rights thereunder or any proceeds therefrom, including accounts and other receivables related to the operation or use of any property acquired or constructed by the Company or a Restricted Subsidiary and created not later than twelve months after (i) such acquisition or completion of such construction or (ii) commencement of full operation of such property, whichever is later;

                             (g) Any Lien created or assumed by the Company or a
                        Restricted Subsidiary on coal, geothermal resources, natural gas, Liquefied Natural Gas or Synthetic Fuel owned by the Company or a Restricted Subsidiary;

                             (h) Any Lien created or assumed by the Company or a
                        Restricted Subsidiary for the purpose of securing indebtedness incurred to finance Liquefied Natural Gas inventories or storage gas;

                             (i) Any Lien created or assumed by the Company or a
                        Restricted Subsidiary in connection with the issuance of debt securities the interest on which is excludable from gross income of the holder of such security pursuant to
                        Section 103 of the Internal Revenue Code of 1986, as amended, or any successor section, for the purpose of financing, in whole or in part, the acquisition or construction of property to be used by the Company or a Restricted Subsidiary;

                             (j) Any Lien created or assumed by the Company or a
                        Restricted Subsidiary on coal, geothermal, oil natural gas or mineral properties owned or leased by the Company or a Restricted Subsidiary to secure loans to the Company or a Restricted Subsidiary for the purpose of developing such properties;

                             (k) Any Lien on any office equipment, data
                        processing equipment (including, without limitation, motor vehicles, tractors, trailers, marine vessels, barges, towboats, rolling stock and aircraft) or drilling, exploration or production equipment (including, without limitation, platforms and rigs) for the exploration or development of or production from oil, gas, hydrocarbon or other mineral properties;

                             (l) Any refunding or extension of maturity, in
                        whole or in part, of any obligation or indebtedness secured by any Lien crated, existing or assumed in accordance with the provisions of subdivisions (a) through (d) above, inclusive, provided that the principal amount of the obligation or indebtedness secured by such refunding or extended Lien shall not exceed the principal amount of the obligation or indebtedness to be refunded or extended outstanding at the time of such refunding or extensions, and that such refunding or extended Lien shall be limited in lien to the same property that secured the obligation or indebtedness refunded or extended, and property substituted therefor and property acquired after the date thereof and subjected to the lien thereof, in accordance with the provisions of such refunding or extension; and that such refunding to extended Lien shall be limited in lien to the same property that secured the obligation or indebtedness refunded or extended, and property substituted therefore and property acquired after the date thereof and subjected to the lien thereof, in accordance with the provisions of such refunding or extensions;

                             (m) Any Lien created or assumed to secure loans
                        maturing within twelve months of the date of creation thereof and not renewable or extendible by the terms thereof at the option of the obligor beyond such twelve months, and made in the ordinary course of business;

                             (n) Mechanic's or materialmen's liens or any Lien
                        arising by reason of pledges or deposits to secure payment of workmen's compensation or other insurance, good faith deposits in connection with tenders or leases of real estate, bids or contracts (other than contracts for the payment of money), deposits to secure public or statutory obligations, deposits to secure or in lieu of surety, stay or appeal bonds and deposits as security for the payment of taxes or assessments or other similar charges;

                             (o) Any Lien arising by reason of deposits with or
                        the giving of any form of security to any governmental agency or any body created or approved by law or governmental regulation for any purpose at any time in connection with the financing of the acquisitions or construction of property to be used in the business of the Company or a Restricted Subsidiary, or as required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or license, or to permit the maintenance of self-insurance or participation in any fund for liability on any insurance risks or connection with workmen's compensation, unemployment insurance, old age pensions or other social security or to share in the privileges or benefits required for companies participating in such arrangements;

                             (p) Any Lien which is payable, both with respect to
                        principal and interest, solely out of the proceeds of natural gas, oil coal, geothermal resources, other hydrocarbons or minerals to be produced form the property subject thereto and to be sold or delivered by the Company or a Restricted Subsidiary;

                             (q) Any rights reserved in others to take or
                        reserve any part of the natural gas, oil, coal, geothermal resources, other hydrocarbons or minerals produced at any time on any property of the Company or a Restricted Subsidiary;

                             (r) Any rights reserved to or vested in any person,
                        firm, corporation or governmental authority by the terms of any franchise, grant, lease, license, easement or permit or by any provision of law with respect to any property of the Company or a Restricted Subsidiary;

                             (s) Any obligations or duties to any municipality
                        or public authority with respect to any franchise, grant, license, permit or similar arrangement;

                             (t) As to any lease, contract easement or
                        right-of-way, any Lien on the underlying interests in the property covered thereby, existing at the time of acquisition of any such lease, contract, easement or right-of-way;

                             (u) The liens of taxes or assessments for the then
                        current year or not at the time due, or the liens of taxes or assessments already due but the validity of which is being contested in good faith;

                             (v) Judgment liens in an aggregate amount not in
                        excess of $5,000,000, or any judgment lien so long as the finality of such judgment is being contested and execution thereon is stayed or which has been appealed and secured, if necessary, by the filing of an appeal bond;

                             (w) Leases (whether pursuant to sale-and-leaseback
                        arrangements or otherwise) now or hereafter existing and any renewals or extensions thereof;

                             (x) Easements or similar encumbrances, the
                        existence of which does not materially impair the use of the property subject thereto for the purposes for which it was acquired;

                             (y) Liens upon rights-of-way for pipeline purposes;

                             (z) The lien reserved in leases for rent and for
                        compliance with the terms of the lease in the case of leasehold estates;

                             (aa) Defects and irregularities in the titles to
                        any property (including rights-of-way) which are not material to the business of the Company and its Restricted Subsidiaries considered as a whole;

                             (bb) Zoning laws and ordinances;

                             (cc) Any Lien created or assumed by the Company or
                        a Restricted Subsidiary in connection with the sale or discount, without recourse, or any notes or accounts receivable; and

                             (dd) Any Lien deemed to be created as a result of
                        the deposit of cash or securities for the purpose of

         If at any time the Company or any restricted Subsidiary shall create or assume any Lien to which the covenant in the first paragraph of this Section
6.03 is applicable, the Company will promptly deliver to the Trustee an Officers' Certificate, stating that such covenant has been complied with, and Opinion of Counsel, stating that in his option such covenant has been complied with and that nay instruments executed by the Company or any restricted Subsidiary in the performance of such covenant complied with the requirements thereof.

         In the event that the Company or any Restricted Subsidiary shall hereafter secure the Securities equally and ratably with any other obligation or indebtedness pursuant to the provisions of this Section 6.03, the Trustee is hereby authorized to enter into an indenture supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce effectively the rights of the Holders of the Securities so secured, equally and ratably with such other obligation or indebtedness.

         Subject to the provisions of Section 9.01, the Trustee may accept an Officers' Certificate and Opinion of Counsel as conclusive evidence that any such supplemental indenture or steps taken to secure the Securities equally and ratably comply with the provisions of this Section 6.03.

         SECTION 6.04. Subject to Article Thirteen, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and franchises; provided, however, that the Company shall not be required to preserve any such franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 6.05. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in
Section 9.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

         SECTION 6.06. (a) If the Company shall appoint a Paying Agent other than the Trustee with respect to the Securities of any series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of
Section 6.06:

                  (1) that it will hold all sums held by it as such Paying Agent for the payment of the principal of and premium, if any, or interest on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series or the Trustee; and

                  (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of and premium, if any, or interest on the Securities of such series when the same shall be due and payable.

                  (3) that upon the occurrence and continuance of an Event of Default it will pay to the Trustee all sums held by it as such Paying Agent.

                  (b) If the Company shall act as its own Paying Agent with respect to the Securities of any series, it will, on or before each due date of the principal of and premium, if any, or interest on any of the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of such Securities a sum sufficient to pay such principal or premium or interest so becoming due and will give the Trustee written notice of such action or any failure to take such action.

                  (c) If the Company shall have appointed one or more Paying Agents with respect to the Securities of any series, it will, on or before each due date of the principal of and premium, if any, or interest on any Securities of such series, deposit with a Paying Agent a sum sufficient to pay the principal of and premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Holders of such Securities, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  (d) Anything in Section 6.06 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason. pay or cause to be paid to the Trustee all sums held in trust by it, or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                  (e) Anything in this Section 6.06 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 6.06 is subject to the provisions of Sections 14.03 and 14.04.

         SECTION 6.07. Annually, within 120 days after the close of each fiscal year beginning with the fiscal year ending December 31, 1987, the Company will deliver to the Trustee a certificate (which shall not be deemed to be an Officers' Certificate within the meaning of this Indenture and need not conform with any of the provisions of Section 16.05) of the Chairman of the Board or the President or a Vice President and the Secretary or the Treasurer or an Assistant Sectary or an Assistant Treasurer of the Company, stating that a review of the activities of the

Company during such year has been made under their supervision with a view to determining whether the Company has kept, observed, performed and fulfilled all its covenants, agreements and obligations under this Indenture, and that to the best of their knowledge the Company has kept, observed, performed and fulfilled each and every covenant, agreement and obligation on its pan in this Indenture contained and that to the best of their knowledge neither the Company nor any Paying Agent of the Company is in default in the performance, observance or fulfillment of any of the terms, provisions and conditions hereof, and that no default (as defined in Section 8.07 for the purposes thereof) exists or, if the Company or any Paying Agent shall be so in default or if any default, as so defined, exists, specifying all such defaults, and the nature thereof, of which they may have knowledge.

         SECTION 6.08. The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 6.03 with respect to the Securities of any series, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect

                                 ARTICLE SEVEN.

           Holder's Lists and Reports By the Company And the Trustee.

         SECTION 7.01. The Company covenants and agrees that it will furnish or cause to be furnished to (the Trustee with respect to the Securities of each series not later than each interest payment date for such series (and on dates to be determined pursuant to Section 3.01 for any series of Original Issue Discount Securities which by their terms bear interest only after maturity), but in no case less frequently than semi-annually, and at such other times as the Trustee may request in writing, within thirty days after receipt by the Company of any such request. a list. in such form as the Trustee may reasonably require of the names and addresses of the Holders as of a date not more than fifteen days prior to the time such information is furnished but, so long as the Trustee shall be the Security registrar, no such list shall be required to be furnished.

         SECTION 7.02. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders contained in the most recent list furnished to it as provided in Section
7.01 or received by it as Security registrar or Paying Agent (if so acting). The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

         (b) In case three or more Holders of Securities of the same series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                  (1) afford such applicants access to the information preserved at the time by the

                  Trustee in accordance with the provisions of subsection (a) of this Section 7.02, or

                  (2) inform such applicants as to the approximate number of Holders of Securities of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this
                  Section 7.02, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions in subsection (a) of this
         Section 7.02, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mad to such applicants and file with the Securities and Exchange Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, said Commission shall find after notice and opportunity for hearing that all the objections so sustained have been met and shall enter an order so declaring the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

         (c) Each and every Holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with the provisions of subsection (b) of this Section 7.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b)

         SECTION 7.03. (a) The Company covenants and agrees to file with the Trustee, within fifteen days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then the Company will file with the Trustee and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and period information, documents and reports which may be required pursuant to
Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

         (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

         (c) The Company covenants and agrees to transmit by mail to all Holders, at the addresses of such Holders as they appear upon the registry books of the Company, within thirty days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections
         (a) and (b) of this Section 7.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

         SECTION 7.04. (a) On or before July 15 each year, commencing in 1988, so long as any Securities are Outstanding hereunder, the Trustee shall transmit to the Holders of Securities of all series for which it is Trustee hereunder as hereinafter in this Section 7.04 provided, a brief report dated as of May I5 of the year in which such report is made with respect to:

                  (1) its eligibility under Section 9.09, and its qualifications under Section 9.08, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under such Sections, a written statement to such effect;

                  (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of such Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to state such advances if such advances so remaining unpaid aggregate not more than one-half of one per cent of the principal amount of such Securities Outstanding on the date of such report;

                  (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security thereon except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs (2), (3), (4), or (6) of subsection (b) of Section 9.13;

                  (4) the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

                  (5) any additional issue of Securities for which it is the Trustee hereunder which the Trustee has not previously reported; and

                  (6) any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects such Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 8.07.

         (b) The Trustee shall transmit to the Holders of Securities of all series for which it is the Trustee hereunder, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section 7.04 (or if no such report has yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of such Securities on property or funds held or collected by it as Trustee, and which it has not, previously reported pursuant to this subsection (b) except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten per cent or less of the principal amount of such Securities Outstanding at such time. such report to be transmitted within ninety days after such time.

         (c) Reports pursuant to this Section 7.04 shall be transmitted by mail to the Holders specified in subsections (a) and (b) of this
              Section 7.04 at the addresses of such Holders as they appear upon the registry books of the Company.

         (d) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed and also with the Securities and Exchange Commission. The Company agrees to notify the Trustee when and as the Securities of any series become listed on any stock exchange.

                                 ARTICLE EIGHT.

             Remedies Of the Trustee And Holders On Event of Default

         SECTION 8.01 In case one or more of the following Events of Default with respect to Securities of any series shall have occurred and be continuing that is to say:

         (a) default in the payment of any installment of interest upon any Security of that series, as and when the same shall become due and payable, and continuance of such default for a period of thirty days: or

         (b) default in the payment of the principal of or premium, if any, on any Security of that series as and when the same shall become due and payable either at maturity, upon redemption. or by declaration: or

         (c) default in the payment or satisfaction of any sinking fund obligation, as and when such sinking fund obligation shall become due and payable by the terms of the Securities of that series, and continuance of such default for a period of thirty days: or

         (d) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in this Indenture (other than a covenant or agreement which has been included in this Indenture for the benefit of Securities of any series other than that series) for a period of ninety days (or thirty days in the case of any of the covenants and agreements contained in Section 6.03) after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given by registered or certified mail to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least twenty-five per cent in principal amount of the Securities of that series at the time Outstanding; or

         (e) default by the Company or any Restricted Subsidiary (i) in the payment of any instalment of principal of or interest upon any funded indebtedness (as defined in Section 6.03(e)) having a then outstanding principal amount in excess of $10,000,000, the effect of which default is to cause or permit the trustee or holders of such funded indebtedness to cause such funded indebtedness to become due and payable prior to its stated maturity; or (ii) in any other manner as defined in any instrument evidencing funded indebtedness having a then outstanding principal amount in excess of $10,000,000, which default has resulted in the acceleration of such funded indebtedness so that the same shall have become due and payable prior to its stated maturity; provided however, that if any default as provided in clause
         (i) or (ii) above shall be remedied or cured by the Company or a Restricted Subsidiary or waived by the trustee or holders of such funded indebtedness, en each case in accordance with the terms of the instruments pursuant to which such funded indebtedness shall have been issued, then the default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured, or waived without further action upon part of either the Trustee or any of the Holders; and provided, further, that subject to the provisions of Section 9.01, the Trustee shall not be charged with knowledge of any such default unless either (i) a Responsible Officer of the Trustee assigned to its corporate trust department shall, as such officer, have actual knowledge of such default, or (ii) written notice thereof shall have been given to the Trustee by the Company, by the trustee or holders of any such funded indebtedness, or by the Holders of not less than five percent in aggregate principal amount of the Securities of that series at the time Outstanding; or

         (f) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company or any Restricted Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, composition, liquidation, dissolution or winding-up of the Company or any Restricted Subsidiary or any similar relief under any present or future federal or state law or regulation, and such decree or order shall have continued undischarged or unstayed for a period of ninety consecutive days: or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or trustee or assignee in bankruptcy or insolvency or other similar official of the Company or any Restricted Subsidiary or of its property, or for the winding-up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged and unstayed for a period of ninety consecutive days; or

         (g) the Company or any Restricted Subsidiary shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the institution of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, arrangement. adjustment, composition, liquidation, dissolution, winding-up or any similar relief under any present or future federal or state law or regulation, or shall consent to the filing of any such petition, or shall consent to the appointment of or the taking possession by a receiver or trustee or assignee in bankruptcy or insolvency or other similar official of it or of its property, or shall make ap assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due: or

         (h) any other Event of Default provided pursuant to Section 3.01 as part of the terms of and as applicable with respect to Securities of that series:

then and in each and every such case, unless the principal of all the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than twenty-five per cent m aggregate principal amount of the Securities of such series then Outstanding here-under, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal amount (or, if the Securities of that series are Original issue Discount Securities, such portion of the principal amount as may be specified in the terms of that Series) of all the Securities of such series and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities of such series contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of and accrued interest on the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured instalments of interest upon all of the Securities of such series and the principal df and premium, if any, on any and all Securities of such series which shall have become due otherwise than by such declaration (with interest on overdue instalments of interest to the extent that payment of such interest is enforceable under applicable law and on such principal and premium, if any, at the same rate per annum or Yield to Maturity (in the case of Original Issue Discount Securities) as is borne by the Securities of such series to the date of such payment or deposit) and the amount payable to the Trustee under Section 9.06, and any and all defaults under the Indenture with respect to the Securities of such series, other than the nonpayment of principal of and accrued interest on Securities of such series which shall have become due by such declaration, shall have been remedied or waived-then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Company and to the Trustee, may consent to the waiver of all defaults with respect to that series and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any fight consequent thereon.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceeding shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the Holders shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceeding had been taken.

         SECTION 8.02. The Company covenants that (1) in case default shall be made in the payment of any instalment of interest on any of the Securities of any series, as and when the same shall become due and payable, and such default shall have continued for a period of thirty days, or (2) in case default shall be made in the payment of the principal of and premium, if any, on any of the Securities of any series as and when the same shall have become due and payable, whether upon maturity of the Securities of that series or upon redemption or by declaration-then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the Holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities of that series for principal and premium, if any, or interest, or both, as the case may be, with interest at the same rate per annum or Yield to Maturity (in the case of Original Issue Discount Securities) as is borne by the Securities of that series upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) on overdue instalments of interest; and, in addition thereto, such further sums as shall be sufficient to cover the costs and expenses of collection and the amount payable to the Trustee under Section 9.06.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such Securities wherever situated the moneys adjudged or decreed to be payable.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         No recovery of any such judgment by the Trustee and no levy of any execution upon any such judgment upon any of the property of the Company shall in any manner or to any extent, except as otherwise required by law, affect any rights, powers or remedies of the Trustee hereunder or any rights, powers or remedies of the Holders. but such rights, powers and remedies of the Trustee and of the Holders shall continue unimpaired as before.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities of any series under Federal bankruptcy laws or any other applicable law or in connection with the insolvency of the Company or any such other obligor or m case a receiver or trustee shall have been appointed for its property, or any other judicial proceedings relative to the Company or any such other obligor, its creditors or its property, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 8.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) owing and unpaid in respect of the Securities of such series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders allowed in any judicial proceeding relative to the Company or any other obligor on the Securities of such series, its creditors, or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of the amount payable to the Trustee under Section 9.06; and each Holder hereby appoints the Trustee the attorney-in-fact for such Holder for such purpose, whether or not such Holder has filed a separate proof of claim in any such proceeding, and any receiver, assignee or trustee in bankruptcy or reorganization or other similar official is hereby authorized by each of the Holders to make such payments to the Trustee (and each of the Holders hereby waives any right to receive such payments except from the Trustee), and to pay to the Trustee any amount due it under Section 9.06. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         All rights of action and of asserting claims under this Indenture, or under any of the Securities may be enforced by the Trustee without the possession of any of the Securities, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment (except for any amounts payable to the Trustee pursuant to the provisions of Section 9.06) shall be for the ratable benefit of the Holders of the Securities in respect of which such action was taken.

         SECTION 8.03. Any moneys collected by the Trustee pursuant to Section 8.02, together with any other sums held by the Trustee hereunder (other than sums held for the payment of a particular Security), shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, and as regards the payments provided for in SECOND and THIRD below upon presentation of the Securities in respect of which moneys have been collected, and the notation thereon of the payment if only partially paid, and upon surrender thereof if fully paid:

         FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 9.06;

         SECOND: In case the principal and premium, if any, of the Outstanding Securities in respect of which or for the benefit of which such moneys have been collected shall not have become due and be unpaid, to the payment of interest in default on such Securities, in the order of the maturity of the instalments of such interest, with interest upon the overdue instalments of interest at the same rate per annum or Yield to Maturity (in the case of Original Issue Discount Securities) as is borne by the Securities of that series (to the extent that such interest on overdue instalments of interest shall have been collected and to the extent that payment of such interest is enforceable under applicable law), such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

         THIRD: In case the principal of the Outstanding Securities in respect of which or for the benefit of which moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities for principal and premium, if any, and interest, with interest at the same rate per annum or Yield to Maturity (in the case of Original Issue Discount Securities) as is borne by such Securities on the overdue principal and premium, if any, and on overdue instalments of interest (to the extent that such interest on overdue instalments of interest shall have been collected and to the extent that payment of such interest is enforceable under applicable law); and in the case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any instalment of interest over any other instalment of interest, or of any Security of any series over any other Security of that series or any other series for which it is Trustee, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

         FOURTH: To the payment of the remainder, if any, to the Company, its successor or assigns, or to whoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         SECTION 8.04. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than twenty-five per cent in aggregate principal amount of the Securities of that series then Outstanding shall have made written request upon the Trustee to institute such action suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all such Holders.

         Notwithstanding any other provisions in this Indenture, however, the right of any Holder of any Security to receive payment of the principal of and premium, if any, and interest on such Security, on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after the date on which such payment becomes due, shall not, be impaired or affected without the consent of such Holder.

         SECTION 8.05. All rights, powers and remedies given by this Article Eight to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other rights, powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder to exercise any right, power or remedy accruing upon any default occurring and continuing as aforesaid shall impair any such right, power or remedy, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 8.04, every right, power and remedy given by this Article Eight or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

         SECTION 8.06. The Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding shall have the right to direct the time method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series; provided however, that subject to the provisions of Section 9.01 hereof, the Trustee shall have the right to decline to follow any such direction if the Trustee after consulting with counsel determines that the action so directed may not lawfully be taken, or conflicts with the terms of this Indenture or the Securities of any series, and the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. Prior to the declaration of the maturity of the Securities of any series as provided in Section 8.01 hereof, the Holder of a majority in aggregate principal amount of the Securities of that series at the time Outstanding may on behalf of the Holders of an of the Securities of that series consent to the waiver of any past default hereunder and its consequences, except a default in the payment of interest, or premium, if any, on, or the principal of, the Securities of such series. In the case of any such waiver the Company, the Trustee and the Holders of the Securities of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 8.07. The Trustee shall, within ninety (90) days after the occurrence of a default with respect to the Securities of any series, mail to all Holders of Securities of that series, at the addresses of such Holders as they appear upon the registry books of the Company for such series, notice of all defaults with respect to Securities of that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 8.07 being hereby defined to be the events specified in clauses (a), (b), (c), (d), (e), (f) and (g) of Section 8.01, not including any periods of grace provided therein and irrespective of the giving of written notice as specified in clause (d) of Section 8.0 1 or any notice pursuant to clause (d) of Section 8.01); provided that, in the case of any default of the character specified in said clause (d) of Section 8.01, no such notice shall be given until at least sixty (60) days after the occurrence thereof, and provided that, except in the case of default in the payment of the principal of or premium, if any, or interest on any of the Securities of such series or in the making of any sinking fund payment with respect to such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holder of the Securities of such series.

         SECTION 8.08. All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.08 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder of the Securities of any series, or group of such Holders, holding in the aggregate more than ten per cent in principal amount of the Outstanding Securities of that series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of and premium, if any, or interest on any Security, on or after the due date expressed in such Security (or, in the case of redemption, on or after the Redemption Date).


                                  ARTICLE NINE.
                             CONCERNING THE TRUSTEE.

         SECTION 9.01. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of that series and after the curing of all Events of Default which may have occurred with respect to that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent man exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

         (a) prior to the occurrence of an Event of Default with respect to the Securities of a series and after the curing of all Events of Default with respect to such series which may have occurred:

                           (1) the duties and obligations of the Trustee with
                  respect to the Securities of such series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations with respect to such series as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to such series shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any certificates or opinions specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts: and

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Securities of any series at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture.

         SECTION 9.02. Subject to the provisions of Section 9.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties:

                  (b) any request, direction, order or demand of or notice by the Company mentioned herein shall be sufficiently evidenced by an instrument signed in the name of the Company by the Chairman of the Board, the President or any Vice-President and by the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Company may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) the Trustee may consult with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, in the absence of an offer by such Holders to the Trustee of reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document, unless requested in writing so to do by the Holders of twenty-five per cent in aggregate principal amount of the Securities of any series affected then Outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security conferred upon it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; the reasonable expense for such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand; and

                  (g) the Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

         SECTION 9.03. The recitals contained herein and in the Securities (other than the certificate of authentication on the Securities) shall be taken as the statements of the Company and the Trustee or any Authenticating Agent assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds of such Securities.

         SECTION 9.04. The Trustee, any Authenticating Agent, Paying Agent or Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the rights it would have if it were not Trustee, Authenticating Agent, Paying Agent or Security registrar.

         SECTION 9.05. Subject to the provisions of Section 14.04 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree with the Company to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to tune upon the written order of the Company.

         SECTION 9.06. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with any action taken by it under any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company under this Section 9.06 to compensate and indemnify and hold harmless the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

         SECTION 9.07. Subject to the provisions of Section 9.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate, delivered to the Trustee, which, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

         SECTION 9.08. (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section 9.0 8 with respect to the Securities of any series, it shall, within ninety days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect specified in Section 9.10.

                  (b) In the event that the Trustee shall fail to comply with the provisions of subsection (a) of this Section 9.08 with respect to the Securities of any series, the Trustee shall, within ten days after the expiration of such ninety-day period, transmit notice by mail of such failure to the Holders of Securities of that series, at the addresses of such Holders as they appear upon the registry books of the Company for such series.

                  (c) For the purposes of this Section 9.08 the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if

                  (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series, or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph (a) this Indenture with respect to the Securities of any series other than that series and (b) so long as the Securities shall not have become secured pursuant to
         Section 6.03 of this Indenture, in the indenture dated as of April 1, 1971 between the Company and Manufacturers Hanover Trust Company, Trustee, under which the Company's 7.70% Sinking Fund Debentures due April 1, 1991 are outstanding (but only so long as such 7.70% Sinking Fund Debentures due April 1, 1991 shall not have become secured pursuant to Section 4.03 or Section 11.01 of the indenture under which they were issued), the indenture dated as of December 1, 1981 between the Company and Manufacturers Hanover Trust Company, Trustee, under which the company's 15% Sinking Fund Debentures due December 1, 1991 shall not have become secured pursuant to Section 4.03 or Section 11.01 of the indenture under which they were issued), the indenture dated as of September 1, 1982 between the Company and Manufacturers Hanover Trust Company, Trustee, under which the Company's 11 3/8% Sinking Fund Debentures due November 15, 1994 and the Company's 10% Notes due December 31, 1995 are outstanding (but only so long as such 11 3/8% Sinking Fund Debentures due November 15, 1994 or such 10% Notes due December 31, 1995 shall not have become secured pursuant to Section
         6.03 or Section 13.01 of the indenture under which they were issued), and the indenture dated as of September 15, 1981 between Bear Creek Capital Corporation (an affiliate of the Company) and Manufacturers Hanover Trust Company and T.C. Crane, Trustees, under which Bear Creek Capital Corporation's 9 7/8% Secured Noes, Series A due November 1, 2000 and 14 7/8% Secured Notes, Series B due November 1, 2000 are outstanding and (c) any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding if *I) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act of 1939, unless the Securities and Exchange commission shall have found and declared by order pursuant to subsection (b) of
         Section 305 or subsection (c) of Section 307 of the Trust Indenture Act of 1939 that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under one of such indentures, or (ii) the Company shall have sustained the burden of proving. on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that the trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under one of such indentures;

                  (2) the Trustee or any of its directors or executive officers is an obligor upon the Securities of any series or an underwriter for the Company;

                  (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company or an underwriter for the Company;

                  (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee, or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (A) one individual may be a director and/or an executive officer of the Trustee and a director and/or an executive officer of the Company, but may not be at the same time an executive officer of both the Trustee and the Company; (B) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director and/or an executive officer of the Trustee and a director of the Company; and (C) the Trustee may be designated by the Company or by an underwriter for the Company to act in the capacity of transfer agent. Registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity, on subject to the provisions of paragraph (I) of this subsection (c), to act as trustee whether under an indenture or otherwise;

                  (5) ten per cent or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or twenty per cent or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or ten per cent or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                   (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, (A) five per cent or more of the voting securities, or ten per cent or more of any other class of security, of the Company, not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (B) ten per cent or more of any class of security of an underwriter for the Company;

                  (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, five per cent or more of the voting securities of any person who, to the knowledge of the Trustee, owns ten per cent or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with the Company;

                  (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default, ten per cent or more of any class of security of any person who, to the knowledge of the Trustee, owns fifty per cent or more of the voting securities of the Company; or

                  (9) the Trustee owns on May I5 in any calendar year, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of twenty-five per cent or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7), or (8) of this subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator, or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed twenty-five per cent of such voting securities or twenty-five per cent of any such class of security. Promptly after May 15, in each calendar year, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such May 15. If the Company fails to make payment in full of principal of or interest on any of the Securities when and as the same becomes due and payable and such failure continues for thirty days thereafter the Trustee shall make a prompt check of its holdings or such securities in any of the above-mentioned capacities as of the date of the expiration of such thirty-day period, and after such date, notwithstanding the foregoing provisions of this paragraph (9), all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7), and (8) of this subsection (C).

         The specification of percentages in paragraphs (5) to (9), inclusive, of this subsection (c) shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this subsection (c).

         For the purposes of paragraphs (6), (7), (8), and (9) of this subsection (c) only, (A) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (B) an obligation shall be deemed to be in default when a default in payment of principal shall have continued for thirty days or more and shall not have been cured; and (C) the Trustee shall not be deemed to be the owner or holder of (i) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default as defined in clause (B) above; or (ii) any security which it holds as collateral security under this Indenture irrespective of any default hereunder, or (iii) any security which it holds as agent for collection, or as custodian, escrow agent, or depositary, or in any similar representative capacity.

         Except as above provided, the word "security" or "securities" as used in this Indenture shall mean any note, stock. treasury stock, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, pre-organization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in a temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase, any of the foregoing.

         (d)  For the purposes of this Section 9.08

                  (1) The term "underwriter" when used with reference to the Company shall mean every person, who, within three years prior, to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from tin underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

                  (2) The term "director" shall mean any director of a corporation or any individual performing similar functions with respect to any organization whether incorporated or unincorporated.

                  (3) The term "person" shall mean an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization, or a government or political subdivision thereof. As used in this paragraph, the term "trust' shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

                  (4) The term "voting security" shall mean any security presently entitling the owner or holder thereof to vote in the direction pr management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

                  (5) The term "Company" shall mean any obligor upon the Securities.

                  (6) The term "executive officer" shall mean the president, every vice-president, every trust officer, the cashier, the secretary, and the treasurer of a corporation and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

         The percentages of voting securities and other securities specified in this Section 9.08 shall be calculated in accordance with the following provisions:

         (A) A specified percentage of the voting securities of the Trustee the Company or any other person referred to in this Section 9.08 (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entities the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management or the affairs of such person.

         (B) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

         (C) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares, and the number of units if relating to any other kind of security.

         (D) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

         (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

         (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

         (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

         (iv) securities held in escrow if placed in escrow by the issuer thereof;

         provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

         (E) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

         SECTION 9.09. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least Twenty Million Dollars ($20,000,000), subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority and having its principal office and place of business in The City of New York, if there be such a corporation having its principal office and place of business in said City willing and able to act as Trustee on reasonable and customary terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.10.

SECTION 9.10. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of such resignation to the Company and by mailing notice thereof to the Holders of Securities of such series at their addresses as they shall appear on the registry books of the Company for such series. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to the Securities of such series by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee with respect to the Securities of such series shall have been so appointed and have accepted appointment within thirty days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona tide Holder of a Security or Securities of such series for at least six months may, subject to the provisions of Section 8.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b)  In case at any time any of the following shall occur:

         (1) the Trustee shall fail to comply with the provisions of subsection
         (a) of Section 9.08 after written request therefor by the Company or any Holder who has been a bona tide

         Holder of a Security or Securities for at least six months, or

         (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 9.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed. or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to all Securities and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 8.08, any Holder who has been a bona fide Holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor trustee. Such court may thereupon alter such notice. if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         (c) The Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to such series and appoint a successor trustee with respect to such series by the delivery to the Trustee so removed, to the successor trustee and to the Company of the evidence provided for in Section 10.01 of the action in that regard taken by the Holders.

         (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Article Nine shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.11.

         SECTION 9.11. (a) Any successor trustee appointed as provided in
Section 9.10 with respect to the Securities of all series shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act. deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 9.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act.

         (b) In case of the appointment hereunder of a successor trustee with respect to the Securities of one or more (but not all) series, the Company, the predecessor trustee and each successor trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary desirable to transfer and confirm to, and to vest in. each successor trustee all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates, (2) if the predecessor trustee is not retiring with respect to the Securities of all series for which it is the trustee hereunder, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of that or those series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the predecessor trustee shall become effective to the extent provided therein and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of that or those series to which the appointment of such successor trustee relates: but, on the request of the Company or any successor trustee, such predecessor trustee shall duly assign, transfer and deliver to such successor trustee all property and money held by such predecessor trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor trustee relates.

         (c) Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in subsection (a) or (b) of this Section 9.11, as the case may be. Any trustee ceasing to act shall, nevertheless retain the lien, if any, provided for in Section 9.06 upon all property or funds held or collected by such trustee.

         No successor trustee shall accept appointment as provided in this
Section 9.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 9.08 and eligible under the provisions of Section 9.09.

         Upon acceptance of appointment by a successor trustee as provided in this Section 9.11, the Company shall mail notice of the succession of such trustee hereunder to the Holders of the Securities of any applicable series at their addresses as they shall appear on the registry books of the Company for such series. If the Company fails so to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be so mailed at the expense of the Company.

         SECTION 9.12. Any corporation into which the Trustee may be merged or convened or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the pan of any of the parties hereto. In any such case such successor, unless it is the same corporation, shall forthwith make a report to Holders of the character required by paragraph (1) of subsection (a) of Section 7.04, in the manner provided in said Section 7.04.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series with respect to which the appointment of such successor trustee relates shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities of any series with respect to which the appointment of such successor trustee relates shall not have been authenticated, such successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of such successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


         SECTION 9.13. (a) Subject to the provisions of subsection (b) of this
Section 9.13, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or any other obligation on the Securities within four months prior to a default, as defined in subsection (c) of this Section 9.13, or subsequent to such default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders or the Securities and the holders of other indenture securities (as defined in subsection (c) of this Section 9.13).

         (1) an amount equal to any and all reductions in the amount due and owing upon any claim of the Trustee as such creditor in respect of principal or interest, effected after the beginning of such four months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection (a), or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

         (2) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four months' period, or an amount equal to the proceeds of any such property, if disposed of; subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

         Nothing herein contained, however, shall affect the right of the Trustee

         (A) to retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon, and
(ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash. securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws or applicable State law;

         (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four months' period;

         (C) to realize, for its own account. but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section 9.13, would occur within four months; or

         (D) to receive payment on any claim referred to in paragraph (B) or
(C), against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

         For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released. have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any preexisting claim of the Trustee as such creditor, such claim shall have the same status as such preexisting claim.

         If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account As used in this paragraph with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal bankruptcy laws or applicable State law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership, or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Holders, and the holders of other indenture securities in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders and the holders of other indenture securities with respect to their respective claims; in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.
Any Trustee who has resigned or been removed after the beginning of such four months' period shall be subject to the provisions of this subsection (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

         (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four months' period; and

         (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

         (b) There shall be excluded from the operation of subsection (a) of this Section 9.13 a creditor relationship arising from

         (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

         (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in Section 7.04;

         (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

         (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section 9.13;

         (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25( a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

         (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this
Section 9.13.

(c)      As used in this Section 9.13:

         (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

         (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of this Section 9.13; and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account;

         (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

         (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and

         (5) The term "Company" shall mean any obligor upon the Securities.

         SECTION 9.14. At any time when any of the Securities remain Outstanding the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.07, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $20,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus asset forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the register for such Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments pursuant to the provisions of Section 9.06.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

                                    MANUFACTURERS HANOVER TRUST COMPANY
                                                             As Trustee

                                    By
                                        ----------------------------------------
                                                         As Authenticating Agent

                                    By
                                        ----------------------------------------
                                                              Authorized Officer


                                  ARTICLE TEN.
                             CONCERNING THE HOLDERS.

         SECTION 10.01. Whenever in this Indenture it is provided that the Holders of a specified percentage or a majority in aggregate principal amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage or majority have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Holders in person or by agent or proxy appointed in writing, or
(b) by the record of such Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Eleven, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Holders.

         SECTION 10.02. Subject to the provisions of Sections 9.01, 9.02 and 11.05, proof of the execution of any instrument by a Holder or his agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:

         (a) The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds to be recorded in the jurisdiction in which he acts, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. The fact and date of the execution of any such instrument may also be proved in any other reasonable manner which the Trustee may deem sufficient. Such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing any instrument in cases where Securities are not held by individuals.

         (b) The holding of Securities shall be proved by the registry books of the Company or by a certificate of the registrar thereof.

         The Trustee may require such additional proof of any matter referred to in this Section 10.02 as it shall deem necessary.

         The record of any Holders' meeting shall be proved in the manner provided in Section 11.06.

         SECTION 10.03. Prior to due presentment for registration of transfer of any Security the Company, the Trustee, any Paying Agent and any Security registrar may deem and treat the person in whose name any Security shall be registered upon the registry books of the Company as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or any Security registrar) for the purpose of receiving payment of or on account of the principal of and premium, if any, and, subject to Section 3.08, interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Paying Agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any such registered Holder for the time being, or upon his order, shall be valid, and. to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

         SECTION 10.04. In determining whether the Holders of the requisite aggregate principal amount of Securities of any series have concurred in any demand, direction, request, notice, consent, waiver or other action under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, provided that for the purpose of determining whether the Trustee shall be protected in relying on any such demand, direction, request, notice, consent, waiver or other action, only Securities which the Trustee knows are so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section 10.04, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company nor any other obligor on the Securities or a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon and in accordance with the advice of counsel shall be full protection to the Trustee.

         SECTION 10.05. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 10.01, of the taking of any action by the Holders of a majority or the percentage in aggregate principal amount of the Securities of a series specified in this Indenture in connection with such action, any Holder of a Security which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its Principal Office and upon proof of holding as provided in Section 10.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Security issued in exchange therefor or in lieu thereof, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the Holders of a majority or the percentage in aggregate principal amount of the Securities of a series specified in this Indenture in connection with such action shall be conclusively binding upon the Holders of all the Securities of such series.

                                 ARTICLE ELEVEN.
                               HOLDERS' MEETINGS.

         SECTION 11.01 A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to the provisions of this Article Eleven for any of the following purposes:

         (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Eight:

         (2) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article Nine;

         (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 12.02: or

         (4) to take any other action authorized to be taken by or on behalf of the Holders of a majority or any specified aggregate principal amount of the Securities of such series under any other provisions of this Indenture or under applicable law.

         SECTION 11.02. The Trustee may at any time call a meeting of Holders of Securities of any series to take any action specified in Section 11.01 to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to the Holders of such Securities at their addresses as they shall appear on the registry books of the Company for such series. Such notice shall be mailed not less than twenty nor more than one hundred and eighty days prior to the date fixed for the meeting.

SECTION 11.03. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least ten per cent in aggregate principal amount of the Securities of any series then Outstanding shall have requested the Trustee to call a meeting of Holders of such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed such notice within twenty days after receipt of such request, then the Company or such Holders of Securities in the amount above specified may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 11.01. by giving notice thereof as provided in
Section 11.02.

         SECTION 11.04. To be entitled to vote at any meeting or Holders a person shall be (a) a Holder of one or more Securities with respect to which such meeting is being held or (b) a person appointed by an instrument in writing as proxy for such a Holder. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 11.05. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 10.02 and the appointment of any proxy shall be proved in the manner specified in said Section 10.02 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or bankers or member firm of the New York Stock Exchange satisfactory to the Trustee.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders as provided in Section 11.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting, irrespective of the principal amount of their respective holdings.

         Subject to the provisions of Section 10.04, at any meeting each Holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 (or such other amount as may be established pursuant to Section 3.01 as the minimum authorized denomination for Securities of such series) principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding") of Securities held by him or represented by him at the meeting; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other such Holders. Any meeting of Holders duly called pursuant to the provisions of Section 11.02 or 11.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

         At any meeting of Holders, the presence of persons holding or representing Securities in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum be present, the persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

         SECTION 11.06. The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 11.02; provided, however, that in case at any such meeting the Holders shall have voted to remove the Trustee and to appoint a successor pursuant to the provisions of
Section 9.10(c), the record of the proceedings of such meeting shall be prepared in triplicate. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one copy of the record shall be delivered to the Company and another copy thereof to the Trustee (to be preserved by the Trustee); and if at such meeting a successor trustee shall have been appointed by vote of the Holders, a third copy of the record shall be delivered to such successor trustee.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 11.07. Nothing in this Article Eleven contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities.


                                 ARTICLE TWELVE.
                            SUPPLEMENTAL INDENTURES.


         SECTION 12.01. In addition to such indenture or indentures supplemental hereto for which provision is made elsewhere in this Indenture, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

         (a) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Thirteen;

         (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities stating that such covenants are expressly being included solely for the benefit of such series) as its Board of Directors and the Trustee shall consider to be for the protection of the Holders of Securities and to make the occurrence, or the occurrence and continuation of a default in any of such additional covenants restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth: provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of days after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

         (c) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

         (d) to change or eliminate any of the provisions of this Indenture, provided that any change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provisions;

         (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee pursuant to the requirements of Section 9.11(b);

         (f) to secure the Securities of any series pursuant to the requirements of Section 6.04 or otherwise;

         (g) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01;

         (h) to modify, amend or supplement this Indenture in such a manner as to permit the qualification of any indenture supplemental hereto under the Trust Indenture Act of 1939 as then in effect except that nothing herein contained shall permit or authorize the inclusion in any indenture supplemental hereto of the provisions referred to in Section 316(a)(2) of such Act; and

         (i) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture and which shall not adversely affect in any material respect the interests of any Holders of the Securities.

                    The Trustee is hereby authorized to join with the Company in the execution of any supplemental indenture for which provision is made above or elsewhere in this Indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
12.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 12.02.

         SECTION 12.02. With the consent (evidenced as provided in Section 10.01) of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; provided, however, that no such supplemental indenture shall (i) change the stated maturity date of any Security, or reduce the rate or change the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or make the principal thereof or interest or premium thereon payable in any coin or currency other than that provided in the Securities, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 8.01 or the amount thereof provable in bankruptcy pursuant to Section 8.02, without the consent of the Holder of such Security, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of all Securities affected thereby then Outstanding. A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         Upon the request of the Company, accompanied by a copy of a resolution of its Board of Directors certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

         It shall not be necessary for the consent of the Holders under this
Section 12.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 12.02, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to the Holders of each Security of each series affected thereby at their addresses as they shall appear on the registry books of the Company. Any failure of the Company so to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      SECTION 12.03. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Twelve this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 12.04. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Twelve may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding without charge to the Holders thereof. The Company or the Trustee may require the Outstanding Securities of such series to be presented for notation or exchange as aforesaid, if either of them shall see fit to do so.

         SECTION 12.05. Any indenture supplemental hereto entered into pursuant to any provision of this Indenture shall conform with the Trust Indenture Act of 1939 as then in effect.

         SECTION 12.06. Subject to the provisions of Section 9.01, the Trustee may receive an

Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to the provisions of this Indenture complies with the requirements of this Indenture.


                                ARTICLE THIRTEEN.
                         CONSOLIDATION, MERGER AND SALE.


SECTION 13.01. Nothing contained in this Indenture or the Securities shall prevent any consolidation or merger of the Company with or into any corporation or corporations (including any Subsidiary), or any consolidation or merger of any other corporation (including any Subsidiary) with or into the Company, or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties or shall prevent any sale or conveyance of the properties and assets of the Company as an entirety or substantially as an entirety to any other person (including, any Subsidiary), or the acquisition by the Company by purchase or otherwise of all or any part of the properties and assets of any other person (including any Subsidiary), provided that in the case of any consolidation of the Company with, or merger of the Company into, any corporation or corporations. or any sale or conveyance of the properties and assets of the Company as an entirety or substantially as an entirety:

         (1) the corporation formed by such consolidation or into which the Company is merged or the person which acquires by conveyance or transfer the properties and assets of the Company as an entirety or substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of the Securities and every covenant of this Indenture on the part of the Company to be performed or observed;

         (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both would become an Event of Default, shall have happened and be continuing: and

         (3) the Company shall have delivered to the Trustee an Officers Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale or conveyance and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 13.02. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company as an entirety or substantially as an entirety, in accordance with the proviso in Section 13.01, the successor corporation formed by such consolidation or into which the Company is merged or the person to which such conveyance or transfer is made shall succeed to, and be substituted for. and may exercise every right and power of the Company under this Indenture with the same effect as if such successor corporation or person had been named as the Company, and thereafter, the predecessor shall be relieved of all obligations and covenants under this Indenture or the Securities, as the case may be.

                                ARTICLE FOURTEEN.
           SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS.


         SECTION 14.01. This Indenture shall, upon written order of the Company signed by the Chairman of the Board, the President or any Vice President and by the Treasurer or any Assistant

Treasurer of the Company, cease to be of further effect (except as to any surviving rights of registration of transfer or. exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

      (1)either

         (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed lost or stolen and which have been replaced or paid as provided in Section 3.07 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 6.06(d)) have been delivered to the Trustee for cancellation; or

         (B) all such Securities not theretofore delivered to the Trustee for cancellation

                  (i)  have become due and payable, or

                  (ii) will become due and payable at their stated maturity within one year, or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the stated maturity or Redemption Date, as the case may be;

         (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.06, the obligations of the Trustee to any Authenticating Agent under Section 9.14 and if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Sections 14.02 and 14.04 shall survive.

         SECTION 14.02. Subject to the provisions of Section 14.04, all money deposited with the Trustee pursuant to Section 14.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the persons entitled thereto, of the principal, premium, if any and interest for whose payment such money has been deposited with the Trustee.

      SECTION 14.03. Upon the satisfaction and discharge of this Indenture all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to it and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

      SECTION 14.04. Any moneys deposited with the Trustee not applied but remaining unclaimed by the Holders of the Securities of any series for two years after the date upon which the principal of and premium, if any, or interest on such Securities shall have become due and payable shall be repaid to the Company by the Trustee on demand: and the Holder of any such Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof: provided, however, that the Trustee, before being required to make any such repayment, may at the expense of the Company mail first-class postage prepaid to each Holder of such Securities or cause to be published once a week for two successive weeks (in each case on any day of the week) in a newspaper printed in the English language and customarily published on each business day and of general circulation in each Place of Payment with respect to such Securities, a notice that said moneys have not been so applied and that after a date named therein (which shall be not less than 30 days after such mailing or the first such publication, as the case may be) any unclaimed balance of said moneys then remaining will be returned to the Company.


                                ARTICLE FIFTEEN.
                       DEFEASANCE AND COVENANT DEFEASANCE.

      SECTION 15.01. If pursuant to Section 3.01 provision is made for either or both of (a) defeasance of the Securities of a series under Section 15.02 or (b) covenant defeasance of the Securities of a series under Section 15.03, then the provisions of such Section or Sections, as the case may be, together with the other provisions of this Article Fifteen, shall be applicable to the Securities of such series, and the Company may at its option by resolution of its Board of Directors, at any time, with respect to the Securities of such series, elect to have either Section 15.02 (if applicable) or Section 15.03 (if applicable) be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in this Article.

      SECTION 15.02. Upon the Company's exercise of the above option applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee. at the expense. of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 15.04 and as more fully set forth in such Section, payments in respect of the principal of, and premium, if any, and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.05, 3.06, 3.07, 6.02 and 6.06(b), and 9.06(C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder and (D) this Article. Subject to compliance with this Article, the Company may exercise its option under Section 15.02 notwithstanding the prior exercise of its option under Section 15.03 with respect to the Securities of such series.

      SECTION 15.03. Upon the Company's exercise of the above option applicable to this

Section, the Company shall be released from its obligations under Section 6.04 with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 8.01(d), but the remainder of this Indenture and such Securities shall be unaffected thereby.

        SECTION 15.04. The following shall be the conditions to application of either Section 15.02 or Section 15.03 to the Outstanding Securities of such series:

         (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 9.09 who shall agree to comply with the provisions of this Article Fifteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or
(B) Eligible Obligations and/or U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient. in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any, on) and each instalment of principal of and premium, if any and interest on the Outstanding Securities of such series on the stated maturity of such principal or instalment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and or such Securities.

      (2)No Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit.

      (3)Such defeasance or covenant defeasance shall not constitute a default (after the expiration of any periods of grace or the giving of notice or both) under this Indenture with respect to Securities of any other series or under any other agreement or instrument to which the Company is a party or by which it is bound.

      (4)Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 3.01.

      (5) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 15.02 or the covenant defeasance under Section 15.03 (as the case may be) have been complied with.

      Notwithstanding the foregoing, if an Event of Default specified in Sections 8.01(f) and 8.01(g), or an event which with lapse of time would become such an Event of Default, shall occur during the period ending on the 91st day after the date of the deposit referred to in Section 15.04(I), then, effective upon such occurrence, the defeasance or covenant defeasance and such deposit shall be rescinded and annulled, and the Company, the Trustee and the Holders of the Securities of such series shall be restored to their former positions.

      SECTION 15.05. Subject to the provisions of Section 14.04, all money and Eligible Obligations and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee-collectively for purposes of this Section 15.05, the "Trustee") pursuant to Section 15.04 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal and premium, if any and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money, Eligible Obligations or U.S. Government Obligations deposited pursuant to Section 15.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

      Anything in this Article Fifteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money. Eligible Obligations or U.S. Government Obligations held by it as provided in Section 15.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

                                ARTICLE SIXTEEN.
                            MISCELLANEOUS PROVISIONS.

         SECTION 16.01. All the covenants, stipulations, promises and agreements contained in this Indenture by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 16.02. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

         SECTION 16.03. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities on the Company may be given or served by being deposited postage prepaid in a post office of the United States of America or in a United States post-office letter box addressed (until another address is filed by the Company with the Trustee), as follows: Southern Natural Gas Company, P.O. Box 2563, Birmingham, Alabama 35202, Attention: Vice President-Finance. Any notice, direction request or demand by any Holder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Principal Office of the Trustee. Any notice required to be mailed to a Holder by the Company or the Trustee pursuant to any of the provisions of this Indenture shall be deemed to be properly mailed by being deposited postage prepaid in a post office of the United States of America or in a United States post-office letter box addressed to such Holder at the address of such Holder as shown on the registry books of the Company.

         SECTION 16.04. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

         SECTION 16.05. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with.

      Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition: (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been compiled with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Any certificate, statement or opinion of an officer of the Company may be based in so far as it relates to legal matters, upon a certificate or opinion of or representations by counsel unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate statement or opinion of counsel may be based in so far as it relates to factual matters, information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate or opinion of an officer of the Company or of counsel may be based, in so far as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know that the certificate or opinion or representations with respect to the accounting matters upon which his certificate or opinion is based are erroneous.

         SECTION 16.06 Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation other than the parties hereto, any Paying Agent and the Holders of the Securities any legal or equitable right remedy or claim under or in respect of this Indenture or under any covenant, condition or provision herein contained; all its covenants, conditions and provisions being for the sole benefit of the parties hereto, any Paying Agent and of the Holders of the Securities.

         SECTION 16.07. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

         SECTION 16.08. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 16.09. The Table of Contents and the titles and headings of the Articles of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

      SECTION 16.10. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 16.11. In any case where any interest payment date, Redemption Date or date of maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal, and premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the interest payment date or Redemption Date, or at the date of maturity, provided that no interest shall accrue for the period from and after such interest payment date, Redemption Date or date of maturity, as the case may be.

         SECTION 16.12. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.

MANUFACTURERS HANOVER TRUST COMPANY hereby accepts the trust in this Indenture declared and provided upon the terms and conditions hereinabove set forth.

In Witness Whereof, Southern Natural Gas Company has caused this Indenture to be signed in its name and acknowledged by its Chairman of the Board, its President, one of its Vice Presidents or its Assistant Treasurer, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or one of its Assistant Secretaries; and Manufacturers Hanover Trust Company has caused this Indenture to be signed in its name and acknowledged by one of its Vice Presidents or Assistant Vice Presidents, and its corporate seal to be affixed hereunto, and the same to be attested by one of its Assistant Secretaries.

Executed and delivered as of the day and year first written above.

                                       SOUTHERN NATURAL GAS COMPANY


                                       By /s/ John M. Musgrove
                                          -------------------------------------
                                                Treasurer


Attest:  /s/ R. David Hendrickson
        ----------------------------
             Secretary

[SEAL]

                                       MANUFACTURERS HANOVER TRUST COMPANY


                                       By /s/  D.A. Ursitti
                                          -------------------------------------
                                                Vice President

Attest:  /s/ William B. Dodge
        ----------------------------
         Assistant Vice President

[Seal]

                          SOUTHERN NATURAL GAS COMPANY


                                       TO

                            THE CHASE MANHATTAN BANK

                                             AS TRUSTEE

                                   -----------

                          FIRST SUPPLEMENTAL INDENTURE

                         DATED AS OF SEPTEMBER 30, 1997



                                TO THE INDENTURE

                            DATED AS OF JUNE 1, 1987

                                   -----------

                         FIRST SUPPLEMENT INDENTURE, dated as of September 30,
1997, between Southern Natural Company, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and THE CHASE MANHATTAN BANK, a New York corporation (the "Trustee"), as Trustee.


                  WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of June 1, 1987 (the "Indenture"), providing for the issuance from time to time of the Company's unsecured debentures, notes and other evidences of indebtedness (herein and therein called the "Securities"), to be issued in one or more series as in the Indenture provided;

                  WHEREAS, Section 12.01 of the Indenture provides, among other things, that the Company, when authorized by a resolution of its Board of Directors, and the Trustee, at any time and from time to time, may without the consent of any Holders enter into an indenture supplemental to the Indenture (a) for the purpose of changing or eliminating any provision of the Indenture, provided that such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provisions, and
(b) to cure any ambiguity, to correct or supplement any provision therein , or to make any other provisions with respect to matters of questions arising under the Indenture which shall not adversely affect in any material respect the interests of any Holders of the Securities;

                  WHEREAS, the Company pursuant to the foregoing authority, proposes in and by this First Supplemental Indenture to amend the Indenture in certain respects with respect to the Securities of any series created on or after the date hereof; and

                  WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                                    AGREEMENT

                  NOW, THEREFORE, the Company and the Trustee hereby agree as follows:

             1. The definition of "Depository" is hereby added to Section
1.01 of the Indenture to read in its entirety as follows:

                  "'Depositary' means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more permanent global Securities, the Depository Trust Company or such other Person designated as Depositary by the Company pursuant to Section 3.01, which must be a clearing agency registered under the Securities Exchange Act of 1934, as such Person, 'Depositary' as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series."

                  2. A new Section 2.03 is hereby inserted into the Indenture to read in its entirety as follows:

                  "SECTION 2.03.  Securities in Permanent Global Form.

                           If the Company shall establish pursuant to Section
                  3.01 that the Securities of a series are to be issued in whole or in part in permanent global form, then notwithstanding
                  Section 3.01(8) and the provisions of Section 3.02, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in permanent global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee or the Security registrar in such manner and upon instructions given by such Person or Persons as shall be specified in such Security in permanent global form or in the order to be delivered to the Trustee pursuant to Section 3.03 or Section 3.06. Subject to the provisions of Section 3.03 and, if applicable, Section 3.06, the Trustee or the Security registrar shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified in such Security or in the applicable order of the Company. If an order of the Company pursuant to Section 3.0e or 3.06 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a global Security shall be in writing but need not be accompanied by an Officers' Certificate or an Opinion of Counsel, provided that the permanent global Security to be endorsed, delivered or redelivered has previously been covered by an Opinion of Counsel.

                           The provisions of the last sentence of Section 3.03
                  shall only apply to any Security represented by a Security in permanent global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee or the Security registrar the Security in permanent global form with written instructions (which need not be accompanied by an Officers' Certificate or an Opinion of Counsel) with regard to the reduction in the principal amount of

                  Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.03.

                           Except as provided in the Indenture and in any
                  permanent global Security, owners of beneficial interests in any permanent global Security will not be entitled to have Securities registered in their names, will not receive or be entitled to physical delivery of Securities in definitive registered form and will not be considered the Holders thereof for any purpose under the Indenture. None of the Company, the Trustee, any Paying Agent nor any Securities registrar shall have any responsibility or liability for any aspect of records relating to or payments made on account of beneficial ownership interests in any permanent global Security, or for maintaining, supervising r reviewing any records relating to such beneficial ownership interests."

                          3. Section 3.01 of the Indenture is hereby amended by:

                  (i) deleting the second paragraph thereof and adding the following paragraph in lieu thereof:

                           "The Securities may be issued in one or more series.
                  There shall be established in or pursuant to a resolution of the Board of Directors and set forth, or determined in the manner provided, in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,",

                           (ii) adding the following to the end of the
                  parenthetical phrase in clause (2):

                  "and except for any Securities which, pursuant to Section 3.03 of the Indenture, shall have not been issued and sold by the Company and are therefore deemed never to have been authenticated and delivered hereunder";

                           (iii) adding the following to the beginning of clause
                  (4):



                           "the Person to whom any interest on any Security of the series shall be payable if other than as set forth in Section 3.08,";

                           (iv) renumbering clause (15) as clause (16);

                           (v) adding the following as clause (15);

                                    "(15) whether the Securities of the series
                           are to be issuable in whole or in part in permanent global form, without coupons, and, if so, (i) the circumstances under which beneficial owners of interests in such permanent global Security or Securities may exchange such interests for Securities of such series and of like interest rate and maturity and principal amount in definitive registered form and authorized denominations, if other than as set forth in Section 3.05, and (ii) the Depositary with respect Securities; and

                           (vi) deleting the last paragraph thereof and adding
                  the following paragraph in lieu thereof:

                                    "All Securities of any one series shall be
                           substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the resolution of the Board of Directors referred to above and set forth in the Officers' Certificate referred to above or in any such indenture supplemental hereto."

                           4. Section 3.02 of the Indenture is hereby amended to
                  read in its entirety as follows:

                           "The Securities of each series shall be issuable in registered form without coupons and, except for any Security issuable in permanent global form, in such denominations as shall be specified in accordance with Section 3.01. In the absence of such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof."

                           5. Section 3.05 of the Indenture is hereby amended by adding the following paragraph to the end of the last paragraph:

                                    "Notwithstanding the foregoing, except as
                           otherwise specified as contemplated by Section 3.01, any permanent global Security shall be exchangeable pursuant to this Section only as provided in this paragraph. The beneficial owners of interests in a permanent global Security are entitled to the exchange of such interests for Securities of such series and of like interest rate and maturity and principal amount in definitive registered from and authorized denomination, as specified in accordance with Section 3.01, if (a) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such permanent global Security or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (b) if the Company in its sole discretion determines that such permanent global Security shall be exchangeable for definitive registered Securities and executes and delivers to the Security registrar an order of the Company providing that such permanent global Security shall be so exchangeable, or (c) any event shall have occurred and be continuing which, after notice or lapse of time, or both, would become an Event of Default with respect to the securities of the series of which such permanent global Security is a part. Without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee or the Security registrar definitive registered Securities, executed by the Company, of that series in aggregate principal amount equal to the principal amount of such permanent global Security to be exchanged. On or may be so exchanged, in accordance with instructions given by the Company to the Trustee, the Security registrar and the Depositary (which instructions shall be in writing but need not be accompanied by an Opinion of Counsel), such permanent global Security to be exchanged. On or after the earliest date on which such interests may be so exchanged, in accordance with instructions shall be in writing but need not be accompanied by an Opinion of Counsel), such permanent global Security shall be surrendered from time to time by the Depositary or such other depositary as shall be specified in the order of the Company with respect thereto to the Trustee, as the Company's agent for such purpose, or to the Security registrar, to be exchanged, in whole or in part, for definitive Securities of the same series, without charge, and the Trustee shall authenticate and deliver in accordance with such instructions, in exchange for each portion of such permanent global Security, a like aggregate principal amount of definitive registered Securities of the same series of authorized denominations and of like tenor as the portion of such permanent global Security to be exchanged; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series for redemption and ending on the relevant Redemption Date. If a Security is issued in exchange for any portion of a permanent global Security after the close of business at the office or agency where such exchange occurs on (i) any regular record date in respect of such Security and before the opening of business at such office or agency on the relevant interest payment date or (ii) any special record date and before the opening of business at such office or agency on the related proposed date for payment of interest or defaulted interest, as the case may be, such interest payment date or proposed date for payment, as the case ma be, in respect of such Security issued in exchange, but will be payable on such interest payment date or proposed date for payment, as the case may be, only to the Person to whom interest or defaulted interest in respect of such permanent global Security is payable in accordance with the provisions of this Indenture.

                           7. Section 3.09 of the Indenture is hereby amended by
                  deleting the second sentence thereof and adding the following sentence in lieu thereof:

                           "The Company may at any time deliver to the Trustee
                  for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee."

                           8. Section 4.03 of the Indenture is herby amended by
                  adding the following sentence at the end thereof:

                           "If a Security in permanent global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Security in permanent global form, without service charge, a new Security in permanent global form, in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in permanent global form so surrendered."

                           9. All provisions of this First Supplemental
                  Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by this First Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

                           10. The Trustee accepts the trusts created by the
                  Indenture, as supplemented by this First Supplemental Indenture, and agrees to perform the same upon the terms and conditions in the Indenture, as supplemented by this First Supplemental Indenture.

                           11. The recitals contained in the Indenture and the
                  Securities, except the Trustee's certificates of authentication, shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of the Indenture or the Securities.

                           12. All capitalized terms used and not defined herein
                  shall have the respective meanings assigned to them in the Indenture.

                           13. This First Supplemental Indenture shall be
                  governed by and construed in accordance with the laws of the jurisdiction which govern the Indenture and its construction.

                           14. This First Supplemental Indenture may be executed
                  in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                           IN WITNESS WHEREOF, the parties hereto have caused
                  this First Supplemental Indenture to be duly executed, and their respective seals to be hereunto affixed and attested, all as of the date first above written.

                                          SOUTHERN NATURAL GAS COMPANY


                                          By:      /s/ Norman G. Holm
                                               --------------------------------
                                                 Title:  Vice President


[CORPORATE SEAL]

Attest:


/s/ R. Daniel Hendrickson
------------------------------------
Title:  Secretary

                                          THE CHASE MANHATTAN BANK


                                          By:      /s/ Anne G. Brenner
                                               --------------------------------
                                                  Title:  Vice President

[CORPORATE SEAL]

Attest:


 /s/ Illegible
------------------------------------
Title: Senior Trust Officer

STATE OF ALABAMA                    }
                                    }    Section:
COUNTY OF JEFFERSON                 }

                  On the 30 day of September, 1997, before me personally came Norman G. Holmes, to me known, who, being duly sworn, did depose and say that he is Vice President of Southern Natural Gas Company, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that the signed his name thereto by like authority.


                                                 /s/ Illegible
                                        ---------------------------------------
                                        My Commission Expires May 1, 2001

STATE OF NEW YORK                   }
                                    }    Section:
COUNTY OF NEW YORK                  }

                  On the 30th day of September, 1997, before me personally came Anne G. Brenner, to me known, who, being duly sworn, did depose and say that he is Vice President of The Chase Manhattan Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that the signed his name thereto by like authority.


                                        /s/ Annabelle DeLuca
                                        -----------------------------------
                                            AnnaBelle DeLuca
                                        Notary Public, State of New York
                                           No. 01DE5013759
                                           Qualified in Kings County
                                           Certificate Filed in New York County
                                            Commission Expires July 15, 1999

SOUTHERN NATURAL GAS COMPANY
ISSUER
AND
THE CHASE MANHATTAN BANK
TRUSTEE
----------
SECOND SUPPLEMENTAL INDENTURE
DATED AS OF FEBRUARY 13, 2001
TO
INDENTURE  DATED AS OF JUNE 1, 1987
----------
7.35% NOTES DUE FEBRUARY 15, 2031

  SECOND SUPPLEMENTAL INDENTURE, DATED AS OF FEBRUARY 13, 2001 (HEREIN CALLED THE "SECOND SUPPLEMENTAL INDENTURE"), BETWEEN SOUTHERN NATURAL GAS COMPANY, A DELAWARE CORPORATION (HEREIN CALLED THE "COMPANY"), HAVING ITS PRINCIPAL OFFICE AT 1001 LOUISIANA STREET, HOUSTON, TEXAS 77002 AND THE CHASE MANHATTAN BANK, A BANKING CORPORATION DULY ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, AS TRUSTEE UNDER THE INDENTURE REFERRED TO BELOW (HEREIN CALLED THE "TRUSTEE").

                             RECITALS OF THE COMPANY

          WHEREAS, the Company has heretofore executed and delivered to the Trustee (as successor to Manufacturers Hanover Trust Company) the Indenture, dated as of June 1, 1987 (such Indenture as amended through the date hereof being herein called the "Original Indenture"), providing for the issuance from time to time of one or more series of the Company's unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), the terms of which are to be determined as set forth in Section 3.01 of the Original Indenture; and

WHEREAS, Section 12.01 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01 of the Original Indenture; and
          WHEREAS, the Company desires to create a series of the Securities in an aggregate principal amount of $300,000,000, which series shall be designated the 7.35% Notes Due February 15, 2031 (the "Notes"), and all action on the part of the Company necessary to authorize the issuance of the Notes under the Original Indenture and this Second Supplemental Indenture has been duly taken; and
          WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Original Indenture and this Second Supplemental Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed;

         NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:
           That in consideration of the premises and the issuance of the Notes, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                    ARTICLE I
                TERMS AND ISSUANCE OF 7.35% SENIOR NOTES DUE 2031

         Section 1.01 Issue of Notes. A series of Securities which shall be designated the "7.35% Notes Due February 15, 2031" shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture, including without limitation the terms set forth in this Second Supplemental Indenture (including the form of Notes referred to in Section 1.02 hereof). The aggregate principal amount of Notes which may be authenticated and delivered under the Original Indenture shall be $300,000,000, provided, however, that this series of Notes may be reopened, without the consent of the holders thereof, for increases in the aggregate principal amount of the Notes and issuance of additional Notes or for the establishment of additional terms with respect to the Notes. The entire amount of Notes may forthwith be executed by the Company and delivered to the

Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company pursuant to Section 3.03 of the Indenture.

         Section 1.02 Forms of Notes and Authentication Certificate. The Notes initially shall be issuable in the form of one or more Global Securities, registered in the name of the Depositary or its nominee. The Depository Trust Company shall be the Depositary for such Global Securities. The forms and terms of the Notes and the Trustee's certificate of authentication shall be substantially as set forth on Exhibit A hereto.


                                   ARTICLE II
                                  MISCELLANEOUS

           Section 2.01 Execution as Supplemental Indenture. This Second Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Second Supplemental Indenture forms a part thereof. Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture.

          Section 2.02 Responsibility for Recitals, Etc. The recitals herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of the Notes or of the proceeds thereof.

         Section 2.03 Provisions Binding on Company's Successors. All the covenants, stipulations, promises and agreements in this Second Supplemental Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

         Section 2.04 New York Contract. THIS SECOND SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 2.05 Execution and Counterpart. This Second Supplemental Indenture may be executed with counterpart signature pages or in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument.

          Section 2.06 Capitalized Terms. Capitalized terms not otherwise defined in this Second Supplemental Indenture shall have the respective meanings assigned to them in the Original Indenture.

         IN WITNESS WHEREOF, said SOUTHERN NATURAL GAS COMPANY has caused this Second Supplemental Indenture to be executed in its corporate name by its Chairman of the Board or its President or one of its Vice Presidents, and said THE CHASE MANHATTAN BANK has caused this Second Supplemental Indenture to be executed in its corporate name by one of its authorized representatives as of February 13, 2001.


                                       SOUTHERN NATURAL GAS COMPANY

                                       By: /s/ JEFFREY I. BEASON
                                           -------------------------------------
                                             Name:  Jeffrey I. Beason
                                             Title: Senior Vice President
                                                and Controller



                                       THE CHASE MANHATTAN BANK


                                       By: /s/ Patti Maner
                                           -------------------------------------
                                              Authorized Representative

                                    EXHIBIT A

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

                          SOUTHERN NATURAL GAS COMPANY
                        7.35% NOTE DUE FEBRUARY 15, 2031
NO.
      U.S.$300,000,000
CUSIP No. 843452AY9

 SOUTHERN NATURAL GAS COMPANY, a corporation duly incorporated and existing under the laws of Delaware (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THREE HUNDRED MILLION United States Dollars on February 15, 2031, and to pay interest thereon from February 13, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 15 and August 15 in each year, commencing August 15, 2001, at the rate of 7.35% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the

----------
*Insert in Global Securities only.

Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at such time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

[Payment of the principal of and premium, if any, and interest on this Security will be made by transfer of immediately available funds to a bank account in New York, New York designated by the Holder in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.]*

[Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, or at such other offices or agencies as the Company may designate; provided, however, that payment of interest may be made at the option of the Company by check mailed to the addresses of the Persons entitled thereto as such addresses shall appear in the Security Register.]**

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

--------
*        Insert in Global Securities only.
**       Insert in Definitive Securities only.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:                                  SOUTHERN NATURAL GAS COMPANY


                                        By:
                                        Name:
                                        Title:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        THE CHASE MANHATTAN BANK,
                                                    AS TRUSTEE
                                        By:
                                              Authorized Representative

                          SOUTHERN NATURAL GAS COMPANY
                        7.35% NOTE DUE FEBRUARY 15, 2031

           This Security is one of a duly authorized issue of Securities of the Company (the "Securities"), issued and to be issued in one or more series under an Indenture dated as of June 1, 1987, as amended (the "Indenture"), between the Company and The Chase Manhattan Bank (as successor to Manufacturers Hanover Trust Company), as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Security is one of a series of Securities designated on the face hereof limited in aggregate principal amount to U.S. $300,000,000.

         The Securities of this series are redeemable, upon not less than 30 nor more than 60 days' notice by mail, as a whole or in part, at the option of the Company at any time at a Redemption Price equal to the greater of (i) 100% of the principal amount thereof and (ii) an amount equal to, as determined by an Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus, in each case, accrued and unpaid interest thereon to the date of redemption, but interest installments whose Stated Maturity is on or prior to such date of redemption will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date, plus 0.20%.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker that (i) has a maturity comparable to the remaining term of the Securities of this series to be redeemed and (ii) would be used, at the time of selection and in accordance with customary financial practice, to price new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

"Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. "Government Securities," or
(ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer

Quotations, or (B) if the Trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

         "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

         "Reference Treasury Dealer" means each of Credit Suisse First Boston and Salomon Smith Barney and their respective successors; provided, however, that if any of the foregoing shall not be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

         Notwithstanding Section 4.01 of the Indenture, the notice of redemption with respect to the foregoing redemption need not set forth the Redemption Price but only the manner of calculation thereof. Promptly after the calculation thereof, the Company shall give the Trustee written notice of the Redemption Price for the foregoing redemption.

         In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series to be affected (voting as one class). The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of all affected series (voting as one class), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture. The Indenture permits, with certain exceptions as therein provided, the Holders of a majority in aggregate principal amount of Securities of any series then Outstanding to waive past defaults under the Indenture with respect to such series and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

         [This Global Security or portion hereof may not be exchanged for Definitive Securities except in the limited circumstances provided in the Indenture.

         The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders hereof for any purpose under the Indenture.]*

          [As provided in the Indenture and subject to certain limitations set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for a like aggregate principal amount, will be issued to the designated transferee or transferees.]**

         The Securities of this series are issuable only in registered form, without coupons, in denominations of U.S. $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

----------
* Insert in Global Securities only.
** Insert in Definitive Securities only.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or other similar governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Security, or for any claim based thereon or otherwise in respect thereof, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor Person, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Securities and the execution of the Indenture.

         The Indenture provides that the Company (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest of the Securities, but such money need not be segregated from other funds except to the extent required by law.

         THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         [FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

------------------------------------------------------------------------------
(Please Print or Typewrite Name and Address of Assignee)

the within instrument of SOUTHERN NATURAL GAS COMPANY and does hereby irrevocably constitute and appoint ________________________ Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises. Please Insert Social Security or Other Identifying Number of Assignee:

-------------------------------------  ----------------------------------------
Dated:  -------------------------------  --------------------------------------
                                         (Signature)

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]**

----------
** Insert in Definitive Securities only.